Exhibit 10.22

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                     AEROSPACE PRODUCTS INTERNATIONAL, INC.,

                                   as Borrower


                      AEROSPACE PRODUITS INTERNATIONAL LTEE
                  (d/b/a AEROSPACE PRODUCTS INTERNATIONAL LTD.)

                             as Affiliate Guarantor

================================================================================


             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                          Dated as of January 11, 2007

                                   $28,000,000

================================================================================


                               TD BANKNORTH, N.A.,

                                    as Lender




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



                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page

  Section 1.   DEFINITIONS; RULES OF CONSTRUCTION.................................................................2
         1.1.     Definitions.....................................................................................2
         1.2.     Accounting Terms...............................................................................21
         1.3.     Certain Matters of Construction................................................................21
  Section 2.   CREDIT FACILITIES.................................................................................22
         2.1.     Revolver Commitment............................................................................22
         2.2.     CAPX Loan Facility.............................................................................23
         2.3.     Letter of Credit Facility......................................................................24
  Section 3.   INTEREST, FEES AND CHARGES........................................................................25
         3.1.     Interest.......................................................................................25
         3.2.     Fees...........................................................................................27
         3.3.     Computation of Interest, Fees, Yield Protection................................................27
         3.4.     Reimbursement Obligations......................................................................27
         3.5.     Illegality.....................................................................................27
         3.6.     Increased Costs................................................................................28
         3.7.     Capital Adequacy...............................................................................28
         3.8.     Mitigation.....................................................................................29
         3.9.     Funding Losses.................................................................................29
         3.10.    Maximum Interest...............................................................................29
         3.11.    Currency Indemnity.............................................................................29
  Section 4.   LOAN ADMINISTRATION...............................................................................30
         4.1.     Manner of Borrowing and Funding Revolver Loans.................................................30
         4.2.     Manner of Borrowing and Funding CAPX Loans.....................................................31
         4.3.     Number and Amount of LIBOR Loans; Determination of Rate........................................31
         4.4.     One Obligation.................................................................................31
         4.5.     Effect of Termination..........................................................................31
  Section 5.   PAYMENTS..........................................................................................32
         5.1.     General Payment Provisions.....................................................................32
         5.2.     Repayment of Revolver Loan and CAPX Loans......................................................32
         5.3.     Repayment of Converted CAPX Loan...............................................................32
         5.4.     Payment of Other Obligations...................................................................33
         5.5.     Marshaling; Payments Set Aside.................................................................33
         5.6.     Post-Default Allocation of Payments............................................................33
         5.7.     Application of Payments........................................................................34
         5.8.     Loan Account; Account Stated...................................................................34
         5.9.     Taxes..........................................................................................34
  Section 6.   CONDITIONS PRECEDENT..............................................................................34
         6.1.     Conditions Precedent to Initial Loans..........................................................34
         6.2.     Conditions Precedent to All Credit Extensions..................................................36
         6.3.     Limited Waiver of Conditions Precedent.........................................................36
  Section 7.   COLLATERAL........................................................................................36
         7.1.     Grant of Security Interest.....................................................................36
         7.2.     Lien on Deposit Accounts; Cash Collateral......................................................37
         7.3.     Other Collateral...............................................................................38
         7.4.     No Assumption of Liability.....................................................................38
         7.5.     Further Assurances.............................................................................38
  Section 8.   COLLATERAL ADMINISTRATION.........................................................................38


         8.1.     Borrowing Base Certificates....................................................................38
         8.2.     Administration of Accounts.....................................................................38
         8.3.     Administration of Inventory....................................................................39
         8.4.     Administration of Equipment....................................................................40
         8.5.     Administration of Deposit Accounts.............................................................40
         8.6.     General Provisions.............................................................................40
         8.7.     Power of Attorney..............................................................................42
  Section 9.   REPRESENTATIONS AND WARRANTIES....................................................................42
         9.1.     General Representations and Warranties.........................................................42
         9.2.     Complete Disclosure............................................................................47
  Section 10.  COVENANTS AND CONTINUING AGREEMENTS...............................................................47
         10.1.    Affirmative Covenants..........................................................................47
         10.2.    Negative Covenants.............................................................................50
         10.3.    Financial Covenants............................................................................52
  Section 11.  GUARANTY OF AFFILIATE GUARANTOR...................................................................53
         11.1.    Guaranty of Payment and Performance............................................................53
         11.2.    Affiliate Guarantor's Agreement to Pay Enforcement Costs, Etc..................................53
         11.3.    Waivers by Affiliate Guarantor; Lender's Freedom to Act........................................53
         11.4.    Unenforceability of Obligations Against Borrower...............................................54
         11.5.    Subrogation; Subordination.....................................................................54
         11.6.    Termination; Reinstatement.....................................................................54
  Section 12.  EVENTS OF DEFAULT; REMEDIES ON DEFAULT............................................................55
         12.1.    Events of Default..............................................................................55
         12.2.    Remedies upon Default..........................................................................56
         12.3.    License........................................................................................57
         12.4.    Setoff.........................................................................................57
         12.5.    Remedies Cumulative; No Waiver.................................................................57
  Section 13.  BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS..............................................58
         13.1.    Successors and Assigns.........................................................................58
         13.2.    Assignments and Participations.................................................................58
  Section 14.  MISCELLANEOUS.....................................................................................58
         14.1.    Amendments and Waivers.........................................................................58
         14.2.    Indemnity......................................................................................59
         14.3.    Notices and Communications.....................................................................59
         14.4.    Performance of Obligations.....................................................................59
         14.5.    Credit Inquiries...............................................................................60
         14.6.    Severability...................................................................................60
         14.7.    Cumulative Effect; Conflict of Terms...........................................................60
         14.8.    Counterparts; Facsimile Signatures.............................................................60
         14.9.    Entire Agreement...............................................................................60
         14.10.   GOVERNING LAW..................................................................................60
         14.11.   CONSENT TO FORUM...............................................................................60
         14.12.   CERTAIN WAIVERS BY BORROWER....................................................................61
         14.13.   Patriot Act Notice.............................................................................61
         14.14.   NO ORAL AGREEMENT..............................................................................61
         14.15.   COMMERICAL TRANSACTION; PREJUDGEMENT REMEDY WAIVER.............................................62
         14.16.   Effective Date.................................................................................62
         14.17.   Restatement....................................................................................62

                         LIST OF EXHIBITS AND SCHEDULES
                         ------------------------------

Exhibit A                  Revolver Note
Exhibit B                  CAPX Note
Exhibit C                  Converted CAPX Note

Schedule 8.5               Deposit Accounts
Schedule 8.6.1             Business Locations
Schedule 9.1.4             Names and Capital Structure
Schedule 9.1.5             Former Names and Companies
Schedule 9.1.12            Patents, Trademarks, Copyrights and Licenses
Schedule 9.1.15            Environmental Matters
Schedule 9.1.16            Restrictive Agreements
Schedule 9.1.17            Litigation
Schedule 9.1.19            Pension Plans
Schedule 9.1.21            Labor Contracts
Schedule 10.2.2            Existing Liens
Schedule 10.2.17           Existing Affiliate Transactions

             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------

     THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Agreement") is dated as of January 11, 2007, by and among AEROSPACE PRODUCTS INTERNATIONAL, INC., a Delaware corporation ("Borrower"), AEROSPACE PRODUITS INTERNATIONAL LTEE (d/b/a AEROSPACE PRODUCTS INTERNATIONAL LTD.), a company constituted under Part IA of the Companies Act (Quebec) ("Affiliate Guarantor") and TD BANKNORTH, N.A., a national banking association ("Lender").

                                R E C I T A L S:
                                ----------------

     WHEREAS, Borrower and Lender, as successor by merger to Hudson United Bank, are parties to that certain Amended and Restated Commercial Revolving Loan and Security Agreement dated as of July 29, 2005 (such agreement, as supplemented, amended and modified from time to time, the "Original LSA") pursuant to which Lender has extended to Borrower a revolving loan facility in the principal amount of up to $25,000,000 (the "Revolving Loan Facility") and a line of credit/term loan facility in the principal amount of up to $3,000,000; and

     WHEREAS, as security for the payment and performance of Borrower's present and future indebtedness and obligations to Lender, including without limitation, Borrower's indebtedness and obligations to Lender arising under or by virtue the Original LSA, Borrower has granted in favor of Lender a continuing first priority security interest in all of its tangible and intangible personal and fixture property pursuant to the Original LSA; and

     WHEREAS, Borrower and Affiliate Guarantor are wholly-owned subsidiaries of First Aviation Services, Inc., a Delaware corporation ("Parent Guarantor") and are an integral part of a consolidated enterprise that are Borrower, Affiliate Guarantor, Parent Guarantor and the other Subsidiaries of Parent Guarantor; and

     WHEREAS, Borrower and Affiliate Guarantor have each requested Lender, and Lender has agreed, to (a) extend the maturity date of the Revolving Loan Facility from September 1, 2007 to September 1, 2008, (b) provide a $1,000,000 sublimit under the Revolving Loan Facility for the issuance of letters of credit for the account of Borrower, (c) extend to Borrower a revolving loan/term loan facility for capital expenditures in the maximum principal amount of up to $3,000,000, (d) permit Borrower to use the proceeds of Loans made hereunder to finance the working capital and general corporate requirements of Affiliate Guarantor and, in connection therewith, allow Borrower to include within the Borrowing Base any and all Eligible Accounts and Eligible Inventory (each as defined below) of Affiliate Guarantor, and (e) amend certain other terms and conditions of the Original LSA; and

     WHEREAS, Borrower and Lender desire to amend, restate and supersede the Original LSA in its entirety as more fully set forth herein and to have all Loans (including, but not limited to, all existing Loans made pursuant to the Original LSA) be governed by the terms and conditions of this Agreement.

     NOW, THEREFORE, Borrower and Lender agree that on the Effective Date, the Original LSA shall be amended, restated and supplemented in its entirety as set forth herein to provide (subject to the terms set forth herein) (a) a working capital revolving credit facility of up to $25,000,000 which will include a $1,000,000 sublimit for the issuance of letters of credit, (b) a capital expenditures revolving loan/term loan facility of up to $3,000,000, and (c) that all of Borrower's present and future indebtedness and obligations to Lender, including without limitation, Borrower's present and future indebtedness and obligations to Lender arising under or by virtue the Original LSA, shall continue to be secured by a first priority security interest in all tangible and intangible personal and fixture property of Borrower.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and to induce Lender to continue to extend credit to Borrower, the parties agree as follows:

SECTION 1. DEFINITIONS; RULES OF CONSTRUCTION

     1.1. Definitions. As used herein, the following terms have the meanings set forth below:

                Account - as defined in the UCC, including all rights to payment for goods sold or leased, or for services rendered.

                Account Debtor - a Person who is obligated under an Account, Chattel Paper or General Intangible.

                Accounts Formula Amount - 80% of the Value of Eligible Accounts.

                -----------------------

                Adjusted LIBOR - for any Interest Period, with respect to LIBOR Loans, the per annum rate of interest (rounded upward, if necessary, to the nearest 1/8th of 1%) appearing on Telerate Page 3750, or if such page is unavailable, the Reuters Screen LIBO Page (or any successor page of either, as applicable), as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if the Reuters Screen LIBO Page is used and more than one rate is shown on such page, the applicable rate shall be the arithmetic mean thereof. If for any reason none of the foregoing rates is available, the Offshore Prime Rate shall be the rate per annum determined by Lender as the rate of interest at which Dollar deposits in the approximate amount of the applicable LIBOR Loan would be offered to major banks in the offshore Dollar market at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If the Board of Governors shall impose a Reserve Percentage with respect to LIBOR deposits, then Adjusted LIBOR shall equal the amount determined above, divided by 1 minus the Reserve Percentage.

                Affiliate - with respect to any Person, another Person (a) who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first Person; (b) who beneficially owns 10% or more of the voting securities or any class of Equity Interests of such first Person; (c) at least 10% of whose voting securities or any class of Equity Interests is beneficially owned, directly or indirectly, by such first Person; or (d) who is an officer, director, partner or managing member of such first Person. "Control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through ownership of Equity Interests, by contract or otherwise.

                Anti-Terrorism Laws - any laws relating to terrorism or money laundering, including the Patriot Act.

                Applicable Law - all laws, rules, regulations and governmental guidelines applicable to the Person, conduct, transaction, agreement or matter in question, including all applicable statutory law, common law and equitable principles, and all provisions of constitutions, treaties, statutes, rules, regulations, orders and decrees of Governmental Authorities.

                Applicable Margin - with respect to any Type of Loan (other than the FHLB Rate Loan), the margin set forth below, as determined by the Debt Service Coverage Ratio for the relevant Fiscal Quarter or Fiscal Quarters, as the case may be:

                        Debt Service
         Level         Coverage Ratio    Prime Rate Loans      LIBOR Loans
         -----         --------------    ----------------      -----------

          I               > 1.50                 0%               1.50%
          II         < 1.50 (but not in          0%               1.75%
                          default)

         The Applicable Margin for Prime Rate Loans outstanding on the Effective Date shall be 0%. The Applicable Margin for LIBOR Loans outstanding as of the Effective Date shall be as determined under the Original LSA until the Interest Periods applicable thereto expire. With respect to all Loans made, continued or converted to another Type on or after the Effective Date, until the first day of the calendar month following Lender's receipt of the financial statements and corresponding Compliance Certificate for the Fiscal Quarter of Parent Guarantor ending on October 31, 2006, the Applicable Margin shall be determined as if Level II were applicable. Thereafter, the margins shall be subject to increase or decrease upon receipt by Lender pursuant to
         Section 10.1.2 of the financial statements and corresponding Compliance Certificate for the last Fiscal Quarter, which change shall be effective on the first day of the calendar month following receipt. If Lender fails to receive the financial statements and corresponding Compliance Certificate for any Fiscal Quarter of Parent Guarantor, then commencing on the first day of the calendar month following the date upon which such financial statements and Compliance Certificate were due to be delivered, the margins shall be determined as if Level II were applicable, from such day until the first Business Day of the calendar month following actual receipt.

                Approved Fund - any Person (other than a natural person) that is engaged in making, holding or investing in extensions of credit in its ordinary course of business and is administered or managed by Lender, an entity that administers or manages Lender, or an Affiliate of either.

                Asset Disposition - a sale, lease, license, consignment, transfer or other disposition of Property of an Obligor, including a disposition of Property in connection with a sale-leaseback transaction or synthetic lease.

                Availability - determined as of any date, the amount that Borrower is entitled to borrow as Revolver Loans, being the Borrowing Base minus the principal balance of all Revolver Loans.

                Availability Reserve - the sum (without duplication) of (a) the amount of any reserves established pursuant to the definition of Eligible Accounts; (b) the LC Reserve; and (c) such additional reserves, in such amounts and with respect to such matters, as Lender in its discretion may elect to impose from time to time.

                Bank Product - any of the following products, services or facilities extended to Borrower or Subsidiary by Lender or any of its
         Affiliates: (a) Cash Management Services; (b) products under Hedging Agreements; (c) commercial credit card and merchant card services; (d) leases; and (e) any and all other banking products or services as may be requested by Borrower or any Subsidiary of Borrower, other than Letters of Credit.

                Bank Product Debt - Debt and other obligations of an Obligor relating to Bank Products.

                Bankruptcy Code - Title 11 of the United States Code.

                Blocked Account - a special account established by Borrower at Lender or another bank acceptable to Lender, over which Lender has exclusive control for withdrawal purposes.

                Board of Governors - the Board of Governors of the Federal Reserve System.

                Borrowed Money - with respect to any Obligor, without duplication, its (a) Debt that (i) arises from the lending of money by any Person to such Obligor, (ii) is evidenced by notes, drafts, bonds, debentures, credit documents or similar instruments, (iii) accrues interest or is a type upon which interest charges are customarily paid (excluding trade payables owing in the Ordinary Course of Business), or
         (iv) was issued or assumed as full or partial payment for Property; (b) Capital Leases; (c) reimbursement obligations with respect to letters of credit; and (d) guaranties of any Debt of the foregoing types owing by another Person.

                Borrowing - a group of Loans of one Type that are made on the same day or are converted into Loans of one Type on the same day.

                Borrowing Base - on any date of determination, an amount equal to the lesser of (a) the Revolver Commitment, minus the LC Reserve; or
         (b) the sum of the Accounts Formula Amount, plus the Inventory Formula Amount, minus the Availability Reserve.

                Borrowing   Base  Certificate  -  a  certificate,  in  form  and
         substance satisfactory to Lender, by which Borrower certify calculation of the Borrowing Base.

                Borrowing Base Obligor - Borrower or Affiliate Guarantor.

                Business Day - any day (a) excluding Saturday, Sunday and any other day on which banks are permitted to be closed under the laws of the State of Connecticut; and (b) when used with reference to a LIBOR Loan, also excluding any day on which banks do not conduct dealings in Dollar deposits on the London interbank market.

                Canadian Dollars - lawful money of Canada.

                Capital   Adequacy  Regulation -  any   law,  rule,  regulation,
         guideline, request or directive of any central bank or other Governmental Authority, whether or not having the force of law, regarding capital adequacy of a bank or any Person controlling a bank.

                Capital Expenditures - all liabilities incurred, expenditures made or payments due (whether or not made) by Parent Guarantor or any of its Subsidiaries for the acquisition of any fixed assets, or any improvements, replacements, substitutions or additions thereto with a useful life of more than one year, including the principal portion of Capital Leases.

                Capital Lease - any lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                CAPX Loan - a loan made pursuant to Section 2.2.

                CAPX Loan Commitment - Lender's obligation to make CAPX Loans up to the maximum aggregate principal amount of $3,000,000.

                CAPX Loan Commitment Termination Date - the earliest to occur of
         (a) the CAPX Loan Termination Date; or (b) the date on which the CAPX Loan Commitment is terminated pursuant to Section 12.2.

                CAPX Loan Note - a promissory note to be executed by Borrower in favor of Lender in the form of Exhibit B, which shall evidence the CAPX Loans (but not the Converted CAPX Loan) made by Lender hereunder.

                CAPX Loan Termination Date - September 1, 2008.

                Cash Collateral - cash, and any interest or other income earned thereon, that is delivered to Lender to Cash Collateralize any Obligations.

                Cash Collateral Account - a demand deposit, money market or other account established by Lender at such financial institution as Lender may select in its discretion, which account shall be subject to Lender's Liens for the benefit of Secured Parties.

                Cash Collateralize - the delivery of cash to Lender, as security for the payment of Obligations, in an amount equal to (a) with respect to LC Obligations, 105% of the aggregate LC Obligations, and (b) with respect to any inchoate or contingent Obligations (including Obligations arising under Bank Products), Lender's good faith estimate of the amount due or to become due, including all fees and other amounts relating to such Obligations. "Cash Collateralization" has a correlative meaning.

                Cash Equivalents - (a) marketable obligations issued or unconditionally guaranteed by, and backed by the full faith and credit of, the United States government, maturing within 12 months of the date of acquisition; (b) certificates of deposit, time deposits and bankers' acceptances maturing within 12 months of the date of acquisition, and overnight bank deposits, in each case which are issued by a commercial bank organized under the laws of the United States or any state or district thereof, rated A-1 (or better) by S&P or P-1 (or better) by Moody's at the time of acquisition, and (unless issued by Lender) not subject to offset rights; (c) repurchase obligations with a term of not more than 30 days for underlying investments of the types described in clauses (a) and (b) entered into with any bank meeting the qualifications specified in clause (b); (d) commercial paper rated A-1 (or better) by S&P or P-1 (or better) by Moody's, and maturing within nine months of the date of acquisition; and (e) shares of any money market fund that has substantially all of its assets invested continuously in the types of investments referred to above, has net assets of at least $500,000,000 and has the highest rating obtainable from either Moody's or S&P.

                Cash Management Services - any services provided from time to time by Lender or any of its Affiliates to any Obligor in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automatic clearinghouse, controlled disbursement, depository, electronic funds transfer, information reporting, lockbox, stop payment, overdraft and/or wire transfer services.

                CERCLA - the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.).

                Change of Control - (a) Parent Guarantor ceases to own and control, beneficially and of record, 100% of all Equity Interests in Borrower and in Affiliate Guarantor; (b) First Equity Group, Inc., a Delaware corporation, ceases to own and control, beneficially and of record, at least 25% of all Equity Interests in Parent Guarantor; (c) a change in the majority of directors of Borrower, unless approved by the then majority of directors; or (d) all or substantially all of Borrower's assets are sold or transferred.

                Chattel Paper - as defined in the UCC.

                Claims  -  all   liabilities,   obligations,   losses,  damages,
         penalties, judgments, proceedings, costs and expenses of any kind (including remedial response costs, reasonable attorneys' fees and Extraordinary Expenses) at any time (including after Full Payment of the Obligations or replacement of Lender) incurred by or asserted against any Indemnitee in any way relating to (a) any Loan Documents or transactions relating thereto, (b) any action taken or omitted to be taken by any Indemnitee in connection with any Loan Documents, (c) the existence or perfection of any Liens, or realization upon any Collateral, (d) exercise of any rights or remedies under any Loan Documents or Applicable Law, or (e) failure by any Obligor to perform or observe any terms of any Loan Document, in each case including all costs and expenses relating to any investigation, litigation, arbitration or other proceeding (including an Insolvency Proceeding or appellate proceedings), whether or not the applicable Indemnitee is a party thereto.

                Closing Date - the first date on which the conditions set forth in Sections 5.01 and 5.02 of the Original LSA were satisfied and any Loan was made thereunder.

                Collateral - all Property described in Section 7.1, all Property described in any Security Documents as security for any Obligations, and all other Property that now or hereafter secures (or is intended to secure) any Obligations.

                Commercial Tort Claim - as defined in the UCC.

                Commitments  -  the  Revolver  Commitment  and  the  CAPX   Loan
         Commitment.

                Compliance Certificate - a certificate, in form and substance satisfactory to Lender, by which Borrower certifies compliance with
         Section 10.2.3 and 10.3 and calculates the applicable Level for the Applicable Margin.

                Confirmation Agreement. The Confirmation and Reaffirmation of Loan Documents, dated or to be dated on or before the Effective Date, among Borrower, Parent Guarantor and Lender and in form and substance satisfactory to Lender.

                Contingent Obligation - any obligation of a Person arising from a guaranty, indemnity or other assurance of payment or performance of any Debt, lease, dividend or other obligation ("primary obligations") of another obligor ("primary obligor") in any manner, whether directly or indirectly, including any obligation of such Person under any (a) guaranty, endorsement, co-making or sale with recourse of an obligation of a primary obligor; (b) obligation to make take-or-pay or similar payments regardless of nonperformance by any other party to an agreement; and (c) arrangement (i) to purchase any primary obligation or security therefor, (ii) to supply funds for the purchase or payment of any primary obligation, (iii) to maintain or assure working capital, equity capital, net worth or solvency of the primary obligor, (iv) to purchase Property or services for the purpose of assuring the ability of the primary obligor to perform a primary obligation, or (v)
         otherwise  to  assure  or  hold  harmless  the  holder  of any  primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be the stated or determinable amount of the primary obligation (or, if less, the maximum amount for which such Person may be liable under the instrument evidencing the Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto.

                Converted CAPX Loan - as defined in Section 2.2.4.

                Converted CAPX Loan Maturity Date - September 1, 2013.

                Converted CAPX Loan Note - a promissory note to be executed by Borrower in favor of Lender in the form of Exhibit C, which shall evidence the Converted CAPX Loan made by Lender.

                CWA - the Clean Water Act (33 U.S.C. ss.ss. 1251 et seq.).

                Debt - as applied to any Person, without duplication, (a) all items that would be included as liabilities on a balance sheet in accordance with GAAP, including Capital Leases, but excluding trade payables incurred and being paid in the Ordinary Course of Business and salaries owing to employees and being paid in the Ordinary Course of Business; (b) all Contingent Obligations; (c) all reimbursement obligations in connection with letters of credit issued for the account of such Person; and (d) in the case of Borrower, the Obligations. The Debt of a Person shall include any recourse Debt of any partnership in which such Person is a general partner or joint venturer.

                Debt Service Coverage Ratio - the ratio, determined on a consolidated basis for Parent Guarantor and its Subsidiaries for the relevant Fiscal Quarter or Fiscal Quarters, as the case may be, of (a) EBITDA, minus all cash taxes paid (net of any cash refunds), minus Capital Expenditures (except those financed with Borrowed Money (including CAPX Loans) other than Revolver Loans), minus all Distributions (other than Distributions made to Parent Guarantor by any of its Subsidiaries) to (b) Fixed Charges.

                Debt Subordination Agreement - the Amended and Restated Subordination Agreement dated as of July 29, 2005 by and among Parent Guarantor, Borrower and Lender relating to the Existing Subordinated Debt.

                Default - an event or condition that, with the lapse of time or giving of notice, would constitute an Event of Default.

                Default Rate - for any Obligation (including, to the extent permitted by law, interest not paid when due), 3% plus the Prime Rate.

                Deposit Account - as defined in the UCC.

                Deposit Account Control Agreements - the Deposit Account control agreements to be executed by each institution maintaining a Deposit Account for Borrower, in favor of Lender, for the benefit of Secured Parties, as security for the Obligations.

                Distribution - any declaration or payment of a distribution, interest or dividend on any Equity Interest (other than payment-in-kind); any distribution, advance or repayment of Debt to a holder of Equity Interests; or any purchase, redemption, or other acquisition or retirement for value of any Equity Interest.

                Document - as defined in the UCC.

                Dollars - lawful money of the United States.

                EBITDA - determined on a consolidated basis for Parent Guarantor and its Subsidiaries, net income, calculated before interest expense, provision for income taxes, depreciation and amortization expense, gains or losses arising from the sale of capital assets, gains or losses arising from the write-up of assets, and any extraordinary gains or losses (in each case, to the extent included in determining net income).

                Effective Date - as defined in Section 6.1.

                Eligible Account - an Account owing to a Borrowing Base Obligor that arises in the Ordinary Course of Business from the sale of goods, is payable in Dollars or Canadian Dollars and is deemed by Lender, in its discretion, to be an Eligible Account. Without limiting the foregoing, no Account shall be an Eligible Account if (a) it is more than 90 days after the original invoice date or if it is a dated invoice more than 60 days after the original due date, whichever occurs first; (b) 50% or more of the Accounts owing by the Account Debtor and its Affiliates are not Eligible Accounts under the foregoing clause;
         (c) it does not conform with a covenant or representation herein; (d) it is owing by a creditor or supplier, or is otherwise subject to a potential offset, counterclaim, dispute, deduction, discount, recoupment, reserve, defense, chargeback, credit or allowance (but ineligibility shall be limited to the amount thereof); (e) an Insolvency Proceeding has been commenced by or against the Account Debtor; or the Account Debtor has failed, has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs, or is not Solvent; (f) the Account Debtor is organized or has its principal offices or assets outside the United States or Canada, unless the subject goods shall have been shipped after receipt by such Borrowing
         Base Obligor from the Account Debtor, of (1) an irrevocable letter of credit, which letter of credit shall have been issued or confirmed by a financial institution acceptable to Lender and shall be in form and substance acceptable to Lender and shall be transferred, assigned or otherwise made payable to Lender in form and substance satisfactory to Lender, or (2) credit insurance in form and substance and issued by an insurer satisfactory to Lender; (g) it is owing by a Government Authority, unless the Account Debtor is the United States or Canada or any department, agency or instrumentality thereof and the Account has been assigned to Lender in compliance with the Assignment of Claims Act or the Financial Administration Act (Canada), as applicable; (h) it is not subject to a duly perfected, first priority Lien in favor of Lender, or is subject to any other Lien; (i) the goods giving rise to it have not been delivered to and accepted by the Account Debtor, the services giving rise to it have not been accepted by the Account Debtor, or it otherwise does not represent a final sale; (j) it is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment; (k) its payment has been extended, the Account Debtor has made a partial payment, or it arises from a sale on a cash-on-delivery basis; (l) it arises from a sale to an Affiliate, or from a sale on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment, or other repurchase or return basis; (m) it represents a progress billing or retainage; (n) it includes a billing for interest, fees or late charges, but ineligibility shall be limited to the extent thereof; or (o) it arises from a retail sale to a Person who is purchasing for personal, family or household purposes. In calculating delinquent portions of Accounts under clauses (a) and (b), credit balances more than 60 days old will be excluded.

                Lender may determine, on a daily basis, whether any Account constitutes an Eligible Account, and if an Eligible Account subsequently becomes ineligible its ineligibility shall be immediate and Lender shall set such reserves as Lender deems reasonable and necessary, and at any time at which the Borrowing Base Obligors' collective dilution exceeds five percent (5%) based on the results of Lender's periodic field examinations, establish a dilution reserve of one percent (1%) for each percentage point or fraction thereof by which the Borrowing Base Obligors' collective dilution exceeds five percent (5%).

                Eligible Equipment - equipment which (a) is or was purchased by Borrower on or after February 1, 2006 for use in the Ordinary Course of Business; (b) is in possession of Borrower or Affiliate Guarantor and located (i) on premises owned by Borrower or Affiliate Guarantor, or
         (ii) on leased premises with respect to which an appropriate Lien Waiver has been executed and delivered to Lender; (c) is subject to Lender's duly perfected, first priority Lien, and no other Lien, (d) at all times pertinent hereto is of good and merchantable quality free from defects and of a type which Lender, in its discretion, deems to be Eligible Equipment, and (e) meets all standards imposed by any Governmental Authority.

                Eligible Inventory - Inventory owned by a Borrowing Base Obligor that Lender, in its discretion, deems to be Eligible Inventory. Without limiting the foregoing, no Inventory shall be Eligible Inventory unless it (a) is finished goods, and not raw materials or work-in-process, packaging or shipping materials, labels, samples, display items, bags, replacement parts, manufacturing supplies or considered a "core" on the books and records of a Borrowing Base Obligor; (b) is not held on consignment, nor subject to any deposit or down payment; (c) is in new and saleable condition and is not damaged, defective, shopworn or otherwise unfit for sale; (d) is not slow-moving, obsolete or unmerchantable, and does not constitute returned or repossessed goods;
         (e) meets all standards imposed by any Governmental Authority, and does not constitute hazardous materials under any Environmental Law; (f) conforms with the covenants and representations herein; (g) is subject to Lender's duly perfected, first priority Lien, and no other Lien; (h) is within the continental United States or Canada, is not in transit except between locations of the Borrowing Base Obligors, and is not consigned to any Person; (i) is not subject to any warehouse receipt or negotiable Document; (j) is not subject to any License or other arrangement that restricts a Borrowing Base Obligor's or Lender's right to dispose of such Inventory, unless Lender has received an appropriate Lien Waiver; and (k) is not located on leased premises or in the possession of a warehouseman, processor, repairman, mechanic, shipper, freight forwarder or other Person, unless the lessor or such Person has delivered a Lien Waiver or an appropriate Availability Reserve has been established.

                Enforcement Action - any action to enforce any Obligations or Loan Documents or to realize upon any Collateral (whether by judicial action, self-help, notification of Account Debtors, exercise of setoff or recoupment, or otherwise).

                Environmental Laws - all Applicable Laws (including all programs, permits and guidance promulgated by regulatory agencies), relating to public health (but excluding occupational safety and health, to the extent regulated by OSHA) or the protection or pollution of the environment, including CERCLA, RCRA and CWA.

                Environmental Notice - a notice (whether written or oral) from any Governmental Authority or other Person of any possible noncompliance with, investigation of a possible violation of, litigation relating to, or potential fine or liability under any Environmental Law, or with respect to any Environmental Release, environmental pollution or hazardous materials, including any complaint, summons, citation, order, claim, demand or request for correction, remediation or otherwise.

                Environmental Release - a release as defined in CERCLA or under any other Environmental Law.

                Equipment - as defined in the UCC, including all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory), and all parts, accessories and special tools therefor, and accessions thereto.

                Equity Interest - the interest of any (a) shareholder in a corporation, (b) partner in a partnership (whether general, limited, limited liability or joint venture), (c) member in a limited liability company, or (d) other Person having any other form of equity security or ownership interest.

                Equivalent Amount - on any date of determination, with respect to amounts denominated in Canadian Dollars, the amount of Dollars which would result from the conversion of Canadian Dollars into Dollars at the 12:00 noon (Toronto time) rate quoted on the Reuters Screen Page BOFC on the date of the most recent Borrowing Base Certificate required to be delivered hereunder or, at the discretion of Lender, on a more recent date (or if such display or service ceases to exist, any other display and service in existence as of the relevant time designated by Lender).

                ERISA - the Employee Retirement Income Security Act of 1974.

                Event of Default - as defined in Section 12.

                Exchange Act - the Securities Exchange Act of 1934, as amended.

                Excluded Tax - Tax on the overall net income or gross receipts of Lender imposed by the jurisdiction in which Lender's principal executive office is located.

                Existing Subordinated Debt - the Subordinated Debt owing by Borrower to Parent Guarantor.

                Extraordinary Expenses - all costs, expenses or advances that Lender may incur during a Default or Event of Default, or during the pendency of an Insolvency Proceeding of an Obligor, including those relating to (a) any audit, inspection, repossession, storage, repair, appraisal, insurance, manufacture, preparation or advertising for sale, sale, collection, or other preservation of or realization upon any
         Collateral; (b) any action, arbitration or other proceeding (whether instituted by or against Lender, any Obligor, any representative of creditors of an Obligor or any other Person) in any way relating to any Collateral (including the validity, perfection, priority or avoidability of Lender's Liens with respect to any Collateral), Loan Documents or Obligations, including any lender liability or other Claims; (c) the exercise, protection or enforcement of any rights or remedies of Lender in, or the monitoring of, any Insolvency Proceeding;
         (d) settlement or satisfaction of any taxes, charges or Liens with respect to any Collateral; (e) any Enforcement Action; (f) negotiation and documentation of any modification, waiver, workout, restructuring or forbearance with respect to any Loan Documents or Obligations; or
         (g) Protective Advances. Such costs, expenses and advances include transfer fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, accountants' fees, environmental study fees, wages and salaries paid to employees of any Obligor or independent contractors in liquidating any Collateral, and travel expenses.

                FHLB Rate - a fixed rate per annum equal to the sum of (a) the yield on Federal Home Loan Bank consolidated obligations having a maturity and amortization schedule of up to five (5) years, as quoted by the Federal Home Loan Bank on and for the date of the Converted CAPX Loan Note or any subsequent date with respect to which Borrower elects to have the Converted CAPX Loan bears interest at the FHLB Rate, as the case may be, plus (ii) two hundred twenty (220) basis points.

                FHLB Rate Loan - the Converted CAPX Loan in the event Borrower elects such Loan to bear interest at the FHLB Rate.

                Fiscal Quarter - each period of three months, commencing on the first day of a Fiscal Year.

                Fiscal Year - the fiscal year of Parent Guarantor and its Subsidiaries for accounting and tax purposes, ending on January 31 of each year.

                Fixed  Charges  -  the  sum   of   interest  expense (other than
         payment-in-kind) and principal payments made on Borrowed Money (other than on account of the Revolver Loans).

                FLSA - the Fair Labor Standards Act of 1938.

                Foreign Plan - any employee benefit plan or arrangement maintained or contributed to by any Obligor or Subsidiary that is not subject to the laws of the United States, or any employee benefit plan or arrangement mandated by a government other than the United States for employees of any Obligor or Subsidiary.

                Full Payment - with respect to any Obligations, (a) the full and indefeasible cash payment thereof, including any interest, fees and other charges accruing during an Insolvency Proceeding (whether or not allowed in the proceeding); (b) if such Obligations are LC Obligations or inchoate or contingent in nature, Cash Collateralization thereof (or delivery of a standby letter of credit acceptable to Lender in its discretion, in the amount of required Cash Collateral); and (c) a release of any Claims of Obligors against Lender arising on or before the payment date. No Loans shall be deemed to have been paid in full until the Commitments have expired or been terminated.

                GAAP - generally accepted accounting principles in the United States in effect from time to time.

                General Intangibles - as defined in the UCC, including choses in action, causes of action, company or other business records, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, permits, tax refund claims, computer programs, operational manuals, internet addresses and domain names, insurance refunds and premium rebates, all rights to indemnification, and all other intangible Property of any kind.

                Goods - as defined in the UCC.

                Governmental  Approvals   -   all   authorizations,    consents,
         approvals, licenses and exemptions of, registrations and filings with, and required reports to, all Governmental Authorities.

                Governmental Authority - any federal, state, provincial, municipal, foreign or other governmental department, agency, commission, board, bureau, court, tribunal, instrumentality, political subdivision, or other entity or officer exercising executive, legislative, judicial, regulatory or administrative functions for or pertaining to any government or court, in each case whether associated with the United States, a state, district or territory thereof, or a foreign entity or government.

                Guarantor - Affiliate Guarantor, Parent Guarantor and each other Person who guarantees payment or performance of any Obligations.

                Guaranty - each guaranty agreement executed by a Guarantor in favor of Lender, whether now existing or hereafter arising, including, but not limited to, the Guaranty of Parent Guarantor executed and delivered to Lender on or prior to the Closing Date.

                Hedging  Agreement  -  an agreement  relating to  any swap, cap, floor, collar, option, forward, cross right or obligation, or combination thereof or similar transaction, with respect to interest rate, foreign exchange, currency, commodity, credit or equity risk.

                Hypothec - the Movable Hypothec, dated or to be dated on or prior to the Effective Date, by and between Affiliate Guarantor and Lender and in form and substance satisfactory to the Lender, as amended, restated, reaffirmed or otherwise modified from time to time.

                Indemnitees - Lender Indemnitees.

                Insolvency Proceeding - any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other insolvency, debtor relief or debt adjustment law, including, but not limited to, the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada); (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors.

                Instrument - as defined in the UCC.

                Insurance Assignment - each collateral assignment of insurance pursuant to which an Obligor assigns to Lender, for the benefit of Secured Parties, such Obligor's rights under key-man life, business interruption or other insurance policies as Lender deems appropriate, as security for the Obligations.

                Intangible Assets - at any particular date, all assets of Parent Guarantor and its Subsidiaries that, in accordance with GAAP, would properly be classified as intangible assets on the consolidated balance sheet of Parent Guarantor, but in any event including, without limitation, goodwill, franchises, licenses, patents, trademarks, copyrights, service marks, brand names, costs in excess of the net asset value of acquired companies and the amount of any write-up in the book value of any asset resulting from any revaluation thereof after the date hereof.

                Intellectual Property - all intellectual and similar Property of a Person, including inventions, designs, patents, patent applications, copyrights, trademarks, service marks, trade names, trade secrets, confidential or proprietary information, customer lists, know-how, software and databases; all embodiments or fixations thereof and all related documentation, registrations and franchises; all books and records describing or used in connection with the foregoing; and all licenses or other rights to use any of the foregoing.

                Intellectual Property Claim - any claim or assertion (whether in writing, by suit or otherwise) that Borrower's or Affiliate Guarantor's ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property violates another Person's Intellectual Property.

                Interest Period - as defined in Section 3.1.3.

                Interest Rate Contract - any interest rate swap, collar or cap agreement, or other agreement or arrangement by Borrower or Subsidiary with Lender, whether now existing or hereafter arising, that is designed to protect against fluctuations in interest rates.

                Internal Control Event - a material weakness in, or fraud that involves management or other employees who have a significant role in, Parent Guarantor's internal controls over financial reporting, in each case as described in the Securities Laws.

                Inventory - as defined in the UCC, including all goods intended for sale, lease, display or demonstration; all work in process; and all raw materials, and other materials and supplies of any kind that are or could be used in connection with the manufacture, printing, packing, shipping, advertising, sale, lease or furnishing of such goods, or otherwise used or consumed in Borrower's business (but excluding Equipment).

                Inventory Formula Amount - the lesser of (a) $15,000,000; or (b) 50% of the Value of Eligible Inventory.

                Investment - any acquisition of all or substantially all assets of a Person; any acquisition of record or beneficial ownership of any Equity Interests of a Person; or any advance or capital contribution to or other investment in a Person.

                Investment Property - as defined in the UCC.

                LC  Application  -   an  application  by  Borrower to Lender for
         issuance of a Letter of Credit, in form and substance satisfactory to Lender.

                LC Conditions - the following conditions necessary for issuance of a Letter of Credit: (a) each of the conditions set forth in Section 6; (b) after giving effect to such issuance, total LC Obligations do not exceed the Letter of Credit Subline, no Overadvance exists and, if no Revolver Loans are outstanding, the LC Obligations then outstanding do not exceed the Borrowing Base (without giving effect to the LC Reserve for purposes of this calculation); (c) the expiration date of such Letter of Credit is (i) no more than 365 days from issuance, in the case of standby Letters of Credit, and (ii) no more than 180 days from issuance, in the case of documentary Letters of Credit, and (iii) at least 20 Business Days prior to the Revolver Termination Date; (d) the Letter of Credit and payments thereunder are denominated in Dollars; and (e) the form of the proposed Letter of Credit is satisfactory to Lender in their discretion.

                LC Documents - all documents, instruments and agreements (including LC Requests and LC Applications) delivered by Borrower or any other Person to Lender in connection with the issuance, amendment or renewal of, or payment under, any Letter of Credit.

                LC Obligations - the sum (without duplication) of (a) all amounts owing by Borrower for any drawings under Letters of Credit; (b) the aggregate undrawn amount of all outstanding Letters of Credit; and
         (c) all fees and other amounts owing with respect to Letters of Credit.

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                LC Request - a request for issuance of a Letter of Credit, to be provided by Borrower to Lender, in form satisfactory to Lender.

                LC Reserve - the aggregate of all LC Obligations, other than (a) those that have been Cash Collateralized, and (b) if no Default or Event of Default exists, those constituting charges owing to Lender.

                Lender  Indemnitees   -   Lender  and  its  officers, directors,
         employees, Affiliates, agents and attorneys.

                Lender Professionals - attorneys, accountants, appraisers, auditors, business valuation experts, environmental engineers or consultants, turnaround consultants, and other professionals and experts retained by Lender.

                Letter of Credit - any standby or documentary letter of credit issued by Lender for the account of Borrower, or any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support issued by Lender for the benefit of Borrower.

                Letter-of-Credit Right - as defined in the UCC.

                Letter of Credit Subline - $1,000,000.

                LIBOR  Loan  -  any  Loan that  bears interest based on Adjusted
         LIBOR.

                License - any license or agreement under which an Obligor is authorized to use Intellectual Property in connection with any manufacture, marketing, distribution or disposition of Collateral, any use of Property or any other conduct of its business.

                Licensor - any Person from whom an Obligor obtains the right to use any Intellectual Property.

                Lien - any Person's interest in Property securing an obligation owed to, or a claim by, such Person, whether such interest is based on common law, statute or contract, including liens, security interests, pledges, hypothecations, statutory trusts, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property.

                Lien Waiver - an agreement, in form and substance satisfactory to Lender, by which (a) for any material Collateral located on leased premises, the lessor waives or subordinates any Lien it may have on the Collateral, and agrees to permit Lender to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral; (b) for any Collateral held by a warehouseman, processor, shipper or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any Documents in its possession relating to the Collateral as agent for Lender, and agrees to deliver the Collateral to Lender upon request; (c) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges Lender's Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to Lender upon request; and (d) for any Collateral subject to a Licensor's Intellectual Property rights, the Licensor grants to Lender the right, vis-a-vis such Licensor, to enforce Lender's Liens with respect to the Collateral, including the right to dispose of it with the benefit of the Intellectual Property, whether or not a default exists under any applicable License.

                Loan - a Revolver Loan, an CAPX Loan or the Converted CAPX Loan, as the context requires.

                Loan Account - the loan account established by Lender on its books pursuant to Section 5.8.

                Loan Documents - this Agreement, Other Agreements and Security Documents.

                Loan Year - each calendar year commencing on the Effective Date and on each anniversary of the Effective Date.

                Margin  Stock  -   as  defined in  Regulation U  of the Board of
         Governors.

                Material Adverse Effect - the effect of any event or circumstance that, taken alone or in conjunction with other events or circumstances, (a) has or could be reasonably expected to have a material adverse effect on the business, operations, Properties, prospects or condition (financial or otherwise) of any Obligor, on the value of any material Collateral, on the enforceability of any Loan
         Documents, or on the validity or priority of Lender's Liens on any Collateral; (b) impairs the ability of any Obligor to perform any obligations under the Loan Documents, including repayment of any Obligations; or (c) otherwise impairs the ability of Lender to enforce or collect any Obligations or to realize upon any Collateral. Material Contract - any agreement or arrangement to which Borrower or Subsidiary is party (other than the Loan Documents) (a) that is deemed to be a material contract under any securities law applicable to such Obligor, including the Securities Act of 1933, (b) for which breach, termination, nonperformance or failure to renew could reasonably be expected to have a Material Adverse Effect, or (c) that relates to Subordinated Debt, or Debt in an aggregate amount of $500,000 or more.

                Moody's - Moody's Investors Service, Inc., and its successors.

                Multiemployer Plan - any employee benefit plan or arrangement described in Section 4001(a)(3) of ERISA that is maintained or contributed to by any Obligor or Subsidiary.

                Net Proceeds - with respect to an Asset Disposition, proceeds (including, when received, any deferred or escrowed payments) received by Borrower, Affiliate Guarantor or any Subsidiary of either of them in cash from such disposition, net of (a) reasonable and customary costs and expenses actually incurred in connection therewith, including legal fees and sales commissions; (b) amounts applied to repayment of Debt secured by a Permitted Lien senior to Lender's Liens on Collateral sold; (c) transfer or similar taxes; and (d) reserves for indemnities, until such reserves are no longer needed.

                Note - the Revolver Note, the CAPX Loan Note, the Converted CAPX Loan Note or any other promissory note executed by Borrower to evidence any Obligations.

                Notice of Borrowing - a Notice of Borrowing to be provided by Borrower to request the funding of a Borrowing of Revolver Loans or CAPX Loans, in form satisfactory to Lender.

                Notice of Conversion/Continuation - a Notice of Conversion/Continuation to be provided by Borrower to request a conversion or continuation of any Loans as LIBOR Loans, in form satisfactory to Lender.

                Obligations - all (a) principal of and premium, if any, on the Loans, (b) LC Obligations and other obligations of Obligors with respect to Letters of Credit, (c) interest, expenses, fees and other sums payable by Obligors under Loan Documents, (d) obligations of Obligors under any indemnity for Claims, (e) Extraordinary Expenses,
         (f) Bank Product Debt, and (g) other Debts, obligations and liabilities of any kind owing by Obligors pursuant to the Loan Documents, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any Insolvency Proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several.

                Obligor - Borrower, each Guarantor or other Person that is liable for payment of any Obligations or that has granted a Lien in favor of Lender on its assets to secure any Obligations.

                Ordinary Course of Business - the ordinary course of business of Borrower, Affiliate Guarantor or any Subsidiary of either of them, consistent with past practices and undertaken in good faith.

                Organic Documents - with respect to any Person, its charter, certificate or articles of incorporation, bylaws, articles of organization, limited liability agreement, operating agreement, members agreement, shareholders agreement, partnership agreement, certificate of partnership, certificate of formation, voting trust agreement, or similar agreement or instrument governing the formation or operation of such Person.

                OSHA - the Occupational Safety and Hazard Act of 1970.

                Other Agreement - each Note, LC Document, Lien Waiver, Debt Subordination Agreement, Borrowing Base Certificate, Compliance Certificate, financial statement or report delivered hereunder or other document, instrument or agreement (other than this Agreement or a Security Document) now or hereafter delivered by an Obligor or other Person to Lender in connection with any transactions relating hereto, or each other "Loan Document" (as defined under the Original LSA) to the extent such Loan Document was not superseded and replaced by another Loan Document.

                Overadvance - as defined in Section 2.1.5.

                Overadvance Loan - a Prime Rate Loan made when an Overadvance exists or is caused by the funding thereof.

                Patriot Act - the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001).

                Payment Intangible - as defined in the UCC.

                Payment  Item  -  each  check,  draft  or  other item of payment
         payable  to   Borrower  or   Affiliate   Guarantor,   including   those
         constituting proceeds of any Collateral.

                Permitted Asset Disposition - as long as no Default or Event of Default exists and all Net Proceeds are remitted to Lender, an Asset Disposition that is (a) a sale of Inventory in the Ordinary Course of Business; (b) a disposition of Equipment that, in the aggregate during any 12 month period, has a fair market or book value (whichever is more) of $500,000 or less; (c) a disposition of Inventory that is obsolete, unmerchantable or otherwise unsalable in the Ordinary Course of Business; (d) termination of a lease of real or personal Property that is not necessary for the Ordinary Course of Business, could not reasonably be expected to have a Material Adverse Effect and does not result from an Obligor's default; or (e) approved in writing by Lender.

                Permitted Contingent Obligations - Contingent Obligations (a) arising from endorsements of Payment Items for collection or deposit in the Ordinary Course of Business; (b) arising from Hedging Agreements permitted hereunder; (c) existing on the Effective Date, and any extension or renewal thereof that does not increase the amount of such Contingent Obligation when extended or renewed; (d) incurred in the Ordinary Course of Business with respect to surety, appeal or performance bonds, or other similar obligations; (e) arising from customary indemnification obligations in favor of purchasers in connection with dispositions of Equipment permitted hereunder; (f) arising under the Loan Documents; or (g) in an aggregate amount of $500,000 or less at any time.

                Permitted Lien - as defined in Section 10.2.2.

                Permitted Purchase Money Debt - Purchase Money Debt of Borrower and Affiliate Guarantor that is unsecured or secured only by a Purchase Money Lien, as long as the aggregate amount does not exceed $250,000 at any time.

                Person - any individual, corporation, limited liability company, partnership, joint venture, joint stock company, land trust, business trust, unincorporated organization, Governmental Authority or other entity.

                Plan - an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and that is either (a) maintained by Borrower or Subsidiary for employees or (b) maintained pursuant to a collective bargaining agreement, or other arrangement under which more than one employer makes contributions and to which Borrower or Subsidiary is making or accruing an obligation to make contributions or has within the preceding five years made or accrued such contributions.

                Prime Rate - the rate of interest announced from time to time by Lender as the index for setting loan rates and is not necessarily Lender's lowest or most favorable rate. The Prime Rate will be based on the rate published in the most recent edition preceding the time of any interest rate determination of the Wall Street Journal, Eastern Edition, under the heading "Money Rates" and defined as the "Prime Rate", or in the event that such rate is no longer published in the Wall Street Journal, a comparable index or reference rate selected by Lender, in its sole discretion. If there is more than one Prime Rate (or comparable reference rate), the highest of such rates shall be the Prime Rate.

                Prime Rate Loan - any Loan that bears interest based on the Prime Rate.

                Properly Contested - with respect to any obligation of an Obligor, (a) the obligation is subject to a bona fide dispute regarding amount or the Obligor's liability to pay; (b) the obligation is being properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued; (c) appropriate reserves have been established in accordance with GAAP; (d) non-payment could not have a Material Adverse Effect, nor result in forfeiture or sale of any assets of the Obligor; (e) no Lien is imposed on assets of the Obligor, unless bonded and stayed to the satisfaction of Lender; and (f) if the obligation results from entry of a judgment or other order, such judgment or order is stayed pending appeal or other judicial review.

                Property   -   any  interest  in  any kind of property or asset,
         whether real, personal or mixed, or tangible or intangible.

                Protective Advances - as defined in Section 2.1.6.

                Purchase Money Debt - (a) Debt (other than the Obligations) for payment of any of the purchase price of fixed assets; (b) Debt (other than the Obligations) incurred within 10 days before or after acquisition of any fixed assets, for the purpose of financing any of the purchase price thereof; and (c) any renewals, extensions or refinancings (but not increases) thereof.

                Purchase Money Lien - a Lien that secures Purchase Money Debt, encumbering only the fixed assets acquired with such Debt, and constituting a Capital Lease or a purchase money security interest under the UCC or a leasing agreement, installment sale or sale with a right of redemption governed by the Civil Code of Quebec.

                RCRA - the Resource Conservation and Recovery Act (42 U.S.C. ss.ss. 6991-6991i).

                Real Estate - all right, title and interest (whether as owner, lessor or lessee) in any real Property or any buildings, structures, parking areas or other improvements thereon.

                Refinancing Conditions - the following conditions for Refinancing Debt: (a) it is in an aggregate principal amount that does not exceed the principal amount of the Debt being extended, renewed or refinanced; (b) it has a final maturity no sooner than, a weighted average life no less than, and an interest rate no greater than, the Debt being extended, renewed or refinanced; (c) it is subordinated to the Obligations at least to the same extent as the Debt being extended, renewed or refinanced; (d) the representations, covenants and defaults applicable to it are no less favorable to Borrower than those applicable to the Debt being extended, renewed or refinanced; (e) no additional Lien is granted to secure it; (f) no additional Person is obligated on such Debt; and (g) upon giving effect to it, no Default or Event of Default exists.

                Refinancing  Debt   -   Borrowed  Money that is the result of an
         extension, renewal or refinancing of Debt permitted under Section 10.2.1(b), (c), (d) or (f).

                Registered Public Accounting Firm - has the meaning specified in the Securities Laws and shall be independent of Parent Guarantor as prescribed by the Securities Laws.

                Reimbursement Date - as defined in Section 2.3.2.

                Report - as defined in Section 12.2.3.

                Reportable Event - any event set forth in Section 4043(b) of ERISA.

                Reserve Percentage - the reserve percentage (expressed as a decimal, rounded upward to the nearest 1/8th of 1%) applicable to member banks under regulations issued from time to time by the Board of Governors for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities").

                Restricted  Investment  -  any Investment by Borrower, Affiliate

         Guarantor or any Subsidiary of either of them, other than (a) Investments in Subsidiaries to the extent existing on the Effective Date; (b) Cash Equivalents that are subject to Lender's Lien and control, pursuant to documentation in form and substance satisfactory to Lender; and (c) loans and advances permitted under Section 10.2.7.

                Restrictive Agreement - an agreement (other than a Loan Document) that conditions or restricts the right of Borrower, Subsidiary or other Obligor to incur or repay Borrowed Money, to grant Liens on any assets, to declare or make Distributions, to modify, extend or renew any agreement evidencing Borrowed Money, or to repay any intercompany Debt.

                Revolver Commitment - Lender's obligation to make Revolver Loans and issue Letters of Credit up to the maximum aggregate principal amount of $25,000,000.

                Revolver Commitment Termination Date - the earliest to occur  of
         (a) the Revolver Termination Date; (b) the date on which Borrower terminates the Revolver Commitment pursuant to Section 2.1.4; or (c) the date on which the Revolver Commitment is terminated pursuant to
         Section 12.2.

                Revolver Loan - a loan made pursuant to Section 2.1, and any Overadvance Loan or Protective Advance.

                Revolver Note - a promissory note to be executed by Borrower in favor of Lender in the form of Exhibit A, which shall evidence the Revolver Loans made by Lender hereunder.

                Revolver Termination Date - September 1, 2008.

                Rolling Period - with respect to any fiscal quarter of Borrower,
         such  fiscal  quarter  and  the  three   consecutive   fiscal  quarters
         immediately prior thereto.

                Royalties - all royalties, fees, expense reimbursement and other amounts payable by Borrower under a License.

                Sarbanes-Oxley - the Sarbanes-Oxley Act of 2002.

                S&P - Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

                SEC  -  the United States Securities and Exchange Commission, or
         any  Governmental   Authority   succeeding  to  any  of  its  principal
         functions.

                Secured Parties - Lender and Affiliates of Lender who provide Bank Products to Borrower.

                Securities Act - the Securities Act of 1933, amended and in effect on any applicable date hereunder.

                "Securities Laws" - the Securities Act, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.

                Security Agreement - The General Security Agreement, dated or to be dated on or prior to the Effective Date, by and between Affiliate Guarantor and Lender and in form and substance satisfactory to the Lender, as amended, restated, reaffirmed or otherwise modified from time to time.

                Security Documents - the Guaranties, the Confirmation Agreement, the Security Agreement, the Hypothec, Insurance Assignments, Deposit Account Control Agreements, and all other documents, instruments and agreements now or hereafter securing (or given with the intent to secure) any Obligations.

                Senior Officer - the chairman of the board, president, chief executive officer or chief financial officer of Borrower or, if the context requires, an Obligor.

                Software - as defined in the UCC.

                Solvent - as to any Person, such Person (a) owns Property whose fair salable value is greater than the amount required to pay all of its debts (including contingent, subordinated, unmatured and unliquidated liabilities); (b) owns Property whose present fair salable value (as defined below) is greater than the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person as they become absolute and matured; (c) is able to pay all of its debts as they mature; (d) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (e) is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code; and (f) has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Person or any of its Affiliates. "Fair salable value" means the amount that could be obtained for assets within a reasonable time, either through collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase.

                Statutory Reserves - the percentage (expressed as a decimal) established by the Board of Governors as the then stated maximum rate for all reserves (including those imposed by Regulation D of the Board of Governors, all basic, emergency, supplemental or other marginal reserve requirements, and any transitional adjustments or other scheduled changes in reserve requirements) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency Liabilities (or any successor category of liabilities under Regulation
         D).

                Subordinated Debt - Debt incurred by Borrower or Affiliate Guarantor that is expressly subordinate and junior in right of payment to Full Payment of all Obligations and is on terms (including maturity, interest, fees, repayment, covenants and subordination) satisfactory to Lender, the Subordinated Debt owing by Borrower to Parent Guarantor.

                Subsidiary - any entity at least 50% of whose voting securities or Equity Interests is owned by Borrower (including indirect ownership by Borrower through other entities in which the Borrower directly or indirectly owns 50% of the voting securities or Equity Interests).

                Supporting Obligation - as defined in the UCC.

                Tangible Capital Base - as of any date of determination, (a) Tangible Net Worth as of such date, plus (b) the principal amount of all Subordinated Debt outstanding as of such date.

                Tangible Net Worth - as of any date of determination, (a) Total Assets as of such date, minus (b) the sum of (i) Total Liabilities as of such date, and (ii) Intangible Assets as of such date.

                Total Assets - as of any date of determination without duplication, all assets of Parent Guarantor and its Subsidiaries that, in accordance with GAAP, would properly be classified as assets on the consolidated balance sheet of Parent Guarantor.

                Total Liabilities - as of any particular date without duplication, all Debt and other liabilities of Parent Guarantor and its Subsidiaries that, in accordance with GAAP, would properly be classified as liabilities on the consolidated balance sheet of Parent Guarantor as of such date.

                Taxes - any taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security, franchise, intangibles, stamp or recording taxes imposed by any Governmental Authority, and all interest, penalties and similar liabilities relating thereto.

                Type - any type of a Loan (i.e., Prime Rate Loan or LIBOR Loan) that has the same interest option and, in the case of LIBOR Loans, the same Interest Period.

                UCC - the Uniform Commercial Code as in effect in the State of Connecticut or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.

                Value - (a) for Inventory, its value determined on the basis of the lower of cost or market, calculated on a first-in, first-out basis; and (b) for an Account, its face amount (with Accounts designated in Canadian Dollars being converted into an Equivalent Amount of Dollars), net of any returns, rebates, discounts (calculated on the shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) that have been or could be claimed by the Account Debtor or any other Person.

                1.2. Accounting Terms. Under the Loan Documents (except as otherwise specified herein), all accounting terms shall be interpreted, all accounting determinations shall be made, and all financial statements shall be prepared, in accordance with GAAP applied on a basis consistent with the most recent audited financial statements of Parent Guarantor delivered to Lender before the Effective Date and using the same inventory valuation method as used in such financial statements, except for any change required or permitted by GAAP if Parent Guarantor's certified public accountants concur in such change, the change is disclosed to Lender, and Section 10.3 is amended in a manner satisfactory to Lender to take into account the effects of the change.

                1.3. Certain Matters of Construction. The terms "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, "from" means "from and including," and "to" and "until" each mean "to but excluding." The terms "including" and "include" shall mean "including, without limitation" and, for purposes of each Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit any provision. Section titles appear as a matter of convenience only and shall not affect the interpretation of any Loan Document. All references to (a) laws or statutes include all related rules,

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

regulations, interpretations, amendments and successor provisions; (b) any document, instrument or agreement include any amendments, waivers and other modifications, extensions or renewals (to the extent permitted by the Loan Documents); (c) any section mean, unless the context otherwise requires, a section of this Agreement; (d) any exhibits or schedules mean, unless the context otherwise requires, exhibits and schedules attached hereto, which are hereby incorporated by reference; (e) any Person include successors and assigns;
(f) time of day mean time of day at Lender's notice address under Section 14.3.1; or (g) discretion of Lender mean the sole and absolute discretion of Lender. All calculations of Value, fundings of Loans, issuances of Letters of Credit and payments of Obligations shall be in Dollars and, unless the context otherwise requires, all determinations (including calculations of Borrowing Base and financial covenants) made from time to time under the Loan Documents shall be made in light of the circumstances existing at such time. Borrowing Base calculations shall be consistent with historical methods of valuation and calculation, and otherwise satisfactory to Lender (and not necessarily calculated in accordance with GAAP). Borrower shall have the burden of establishing any alleged negligence, misconduct or lack of good faith by Lender under any Loan Documents. No provision of any Loan Documents shall be construed against any party by reason of such party having, or being deemed to have, drafted the provision. Whenever the phrase "to the best of Borrower's knowledge" or words of similar import are used in any Loan Documents, it means actual knowledge of a Senior Officer, or knowledge that a Senior Officer would have obtained if he or she had engaged in good faith and diligent performance of his or her duties, including reasonably specific inquiries of employees or agents and a good faith attempt to ascertain the matter to which such phrase relates.

SECTION 2. CREDIT FACILITIES

                  2.1. Revolver Commitment.

                2.1.1. Revolver Loans. Lender agrees, up to the Revolver Commitment, on the terms set forth herein, to make Revolver Loans to Borrower from time to time from the Effective Date through the Revolver Commitment Termination Date. The Revolver Loans may be repaid and reborrowed as provided herein. In no event shall Lender have any obligation to honor a request for a Revolver Loan if the unpaid balance of Revolver Loans outstanding at such time (including the requested Loan) would exceed the Borrowing Base.

                2.1.2. Revolver Note. The Revolver Loans made by Lender and interest accruing thereon shall be evidenced by the records of Lender and the Revolver Note.

                2.1.3. Use of Proceeds. The proceeds of Revolver Loans shall be used by Borrower solely for working capital and other lawful corporate purposes of Borrower and to fund the working capital and other lawful corporate purposes of Affiliate Guarantor.

                2.1.4.   Voluntary   Reduction   or   Termination   of  Revolver
Commitment.

                (a) The Revolver Commitment shall terminate on the Revolver Termination Date, unless sooner terminated in accordance with this Agreement. Upon at least 30 days prior written notice to Lender at any time, Borrower may, at its option, terminate the Revolver Commitment and this credit facility. Any notice of termination given by Borrower shall be irrevocable. On the termination date, Borrower shall make Full Payment of all Obligations (including, but not limited to, all Revolver Loans and CAPX Loans and, if applicable, the Converted CAPX Loan).

                (b) Borrower may permanently reduce the Revolver Commitment from time to time upon written notice to Lender, which notice shall specify the amount of the reduction, shall be irrevocable once given, shall be given at least five Business Days prior to the end of a month and shall be effective as

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

of the first day of the next month. Each reduction shall be in a minimum amount of $1,000,000, or an increment of $1,000,000 in excess thereof.

                (c) If termination of the Revolver Commitment by Borrower occurs on or before the first anniversary date of this Agreement, then at the effective date of such termination, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to one-quarter of one percent (0.25%) of the total Revolver Commitment. If any such termination occurs after the first anniversary date of this Agreement, no termination charges shall be payable.

                2.1.5. Overadvances. If the aggregate Revolver Loans exceed the Borrowing Base ("Overadvance"), the excess amount shall be payable by Borrower on demand by Lender, but all such Revolver Loans shall nevertheless constitute Obligations secured by the Collateral and entitled to all benefits of the Loan Documents. Any sufferance of an Overadvance shall not constitute a waiver by Lender of the Event of Default caused thereby.

                2.1.6. Protective Advances. Lender shall be authorized, in its discretion, at any time that a Default or Event of Default exists or any conditions in Section 6 are not satisfied, and without regard to the Revolver Commitment, to make Prime Rate Loans ("Protective Advances") (a) in such amounts as Lender deems necessary or desirable to preserve or protect any Collateral, or to enhance the collectibility or repayment of Obligations; or (b) to pay any other amounts chargeable to Obligors under any Loan Documents, including costs, fees and expenses. All Protective Advances shall be Obligations, secured by the Collateral, and shall be treated for all purposes as Extraordinary Expenses.

                2.2. CAPX Loan Facility.

                2.2.1. CAPX Loans. Lender agrees, up to the CAPX Loan Commitment, on the terms set forth herein, to make CAPX Loans to Borrower from time to time from the Effective Date through the CAPX Loan Commitment Termination Date; provided, however that in no event shall (a) the aggregate original principal amount of all CAPX Loans exceed the CAPX Loan Commitment; (b) any one request by Borrower for CAPX Loans be in an aggregate amount of less than One Hundred Thousand Dollars ($100,000), and (c) the amount of any one request by Borrower for CAPX Loans exceed 80% of the so-called "hard" cost (invoice price less taxes and all amounts attributable to installation, freight, handling, software, rebates, chargebacks and other amounts which in Lender's reasonable discretion do not constitute "hard" costs of purchase) of the particular Eligible Equipment being purchased. The CAPX Loans may be repaid and reborrowed as provided herein

                2.2.2. CAPX Loan Note. The CAPX Loans made by Lender and interest accruing thereon shall be evidenced by the records of Lender and the CAPX Loan Note.

                2.2.3. Use of Proceeds. The proceeds of CAPX Loans shall be used by Borrower solely to finance Borrower's purchase of Eligible Equipment.

                2.2.4. Conversion to Converted CAPX Loan; Converted CAPX Loan Note. So long as Borrower is in compliance with all of the terms of the Loan Documents, no Default has occurred and is continuing and the Revolver Commitment has not been terminated, on the CAPX Loan Termination Date, the aggregate principal amount of all CAPX Loans then outstanding shall convert into term indebtedness (the "Converted CAPX Loan") with a final maturity on the Converted CAPX Loan Maturity Date. With respect to the Converted CAPX Loan, Borrower shall have the option, on written notice delivered to Lender at least two (2) Business

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

Days prior to CAPX Loan Termination Date (or any subsequent date on which Borrower desires and Lender agrees to have the Converted CAPX Loan bear interest at the FHLB Rate), to have the Converted CAPX Loan bear interest on the outstanding principal amount thereof at a fixed rate per annum equal to the FHLB Rate. In the event of any such election, the right of Borrower to select any other pricing option for such Converted CAPX Loan shall cease. On and after the CAPX Loan Termination Date, Borrower shall have no ability to request, and Lender shall have no obligation to make, any further CAPX Loans. As a condition precedent to the conversion of outstanding CAPX Loans to the Converted CAPX Loan, Borrower shall execute and deliver to Lender the Converted CAPX Note. The Converted CAPX Loan and interest accruing thereon shall be evidenced by the records of Lender and the Converted CAPX Loan Note.

                2.3. Letter of Credit Facility.

                2.3.1. Issuance of Letters of Credit. Lender agrees to issue Letters of Credit from time to time until 30 days prior to the Revolver Termination Date (or until the Revolver Commitment Termination Date, if earlier), on the terms set forth herein, including the following:

                (a) Borrower acknowledges that Lender's willingness to issue any Letter of Credit is conditioned upon Lender's receipt of a LC Application with respect to the requested Letter of Credit, as well as such other instruments and agreements as Lender may customarily require for issuance of a letter of credit of similar type and amount. Lender shall have no obligation to issue any Letter of Credit unless (i) Lender receives a LC Request and LC Application at least three Business Days prior to the requested date of issuance; and (ii) each LC Condition is satisfied.

                (b) Letters of Credit may be requested by Borrower only (i) to support obligations of Borrower incurred in the Ordinary Course of Business; or (ii) for other purposes as Lender may approve from time to time in writing. The renewal or extension of any Letter of Credit shall be treated as the issuance of a new Letter of Credit, except that delivery of a new LC Application shall be required at the discretion of Lender.

                (c) Borrower assumes all risks of the acts, omissions or misuses of any Letter of Credit by the beneficiary. In connection with issuance of any Letter of Credit, Lender shall not be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of any goods purported to be represented by any Documents; any differences or variation in the character, quality, quantity, condition, packing, value or delivery of any goods from that expressed in any Documents; the form, validity, sufficiency, accuracy, genuineness or legal effect of any Documents or of any endorsements thereon; the time, place, manner or order in which shipment of goods is made; partial or incomplete shipment of, or failure to ship, any goods referred to in a Letter of Credit or Documents; any deviation from instructions, delay, default or fraud by any shipper or other Person in connection with any goods, shipment or delivery; any breach of contract between a shipper or vendor and Borrower; errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy, e-mail, telephone or otherwise; errors in interpretation of technical terms; the misapplication by a beneficiary of any Letter of Credit or the proceeds thereof; or any consequences arising from causes beyond the control of Lender, including any act or omission of a Governmental Authority. The rights and remedies of Lender under the Loan Documents shall be cumulative. Lender shall be fully subrogated to the rights and remedies of each beneficiary whose claims against Borrower are discharged with proceeds of any Letter of Credit.

                (d) In connection with its administration of and enforcement of rights or remedies under any Letters of Credit or LC Documents, Lender shall be entitled to act, and shall be fully protected in acting, upon any certification, notice or other communication in whatever form believed by Lender, in good faith, to be genuine and correct and to have been signed, sent or made by a proper Person. Lender may consult with and employ legal counsel, accountants and other experts to advise it concerning its obligations, rights and remedies, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts. Lender may employ agents and attorneys-in-fact in connection with any matter relating to Letters of Credit or LC Documents, and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected with reasonable care.

                2.3.2. Reimbursement. If Lender honors any request for payment under a Letter of Credit, Borrower shall pay to Lender, on the same day ("Reimbursement Date"), the amount paid by Lender under such Letter of Credit, together with interest at the interest rate for Prime Rate Loans from the Reimbursement Date until payment by Borrower. The obligation of Borrower to reimburse Lender for any payment made under a Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit or the existence of any claim, setoff, defense or other right that Borrower may have at any time against the beneficiary. Whether or not Borrower submits a Notice of Borrowing, Borrower shall be deemed to have requested a Borrowing of Prime Rate Loans in an amount necessary to pay all amounts due Lender on any Reimbursement Date.

                2.3.3. Cash Collateral. If any LC Obligations, whether or not then due or payable, shall for any reason be outstanding at any time (a) that an Event of Default exists, (b) that Availability is less than zero, (c) after the Revolver Commitment Termination Date, or (d) within 20 Business Days prior to the Revolver Termination Date, then Borrower shall, at Lender's request, pay to Lender the amount of all outstanding LC Obligations and Cash Collateralize all outstanding Letters of Credit. If Borrower fails to Cash Collateralize outstanding Letters of Credit as required herein, Lender may advance, as Revolver Loans, the amount of the Cash Collateral required (whether or not the Commitments have terminated, an Overadvance exists, or the conditions in Section 6 are satisfied).

SECTION 3. INTEREST, FEES AND CHARGES

                  3.1. Interest.

                3.1.1. Rates and Payment of Interest.

                (a) Subject to the limitation on Revolving Loans set forth below, the Obligations shall bear interest (i) if a Prime Rate Loan, at the Prime Rate in effect from time to time, plus the Applicable Margin; (ii) if a LIBOR Loan, at Adjusted LIBOR for the applicable Interest Period, plus the Applicable Margin; (iii) if the FHLB Rate Loan, at the FHLB Rate; and (iv) if any other Obligation (including, to the extent permitted by law, interest not paid when due), at the Prime Rate in effect from time to time, plus the Applicable Margin for Prime Rate Loans. Interest shall accrue from the date the Loan is advanced or the Obligation is incurred or payable, until paid by Borrower. If a Loan is repaid on the same day made, one day's interest shall accrue. Notwithstanding anything herein to the contrary, Borrower acknowledges and agrees that not less than $1,000,000 of outstanding Revolver Loans (or if the aggregate principal amount of Revolver Loans then outstanding is less than $1,000,000, then all such Revolver Loans) shall be Prime Rate Loans.

                (b) During an Insolvency Proceeding with respect to Borrower, or during any other Event of Default if Lender in its sole discretion so elects, Obligations shall bear interest at the Default Rate. Borrower acknowledges that the cost and expense to Lender due to an Event of Default are difficult to ascertain and that the Default Rate is a fair and reasonable estimate to compensate Lender for such added cost and expense.

                (c) Interest accrued on the Loans shall be due and payable in arrears, (i) on the first day of each month and, for any LIBOR Loan, the last day of its Interest Period; (ii) on any date of prepayment, with respect to the principal amount of Loans being prepaid; and (iii) on the Revolver Commitment Termination Date. Interest accrued on any other Obligations shall be due and payable as provided in the Loan Documents and, if no payment date is specified, shall be due and payable on demand. Notwithstanding the foregoing, interest accrued at the Default Rate shall be due and payable on demand.

                3.1.2. Application of Adjusted LIBOR to Outstanding Loans.

                (a) Subject to the limits of Section 3.1.1, Borrower may on any Business Day, subject to delivery of a Notice of Conversion/Continuation, elect to convert any portion of the Prime Rate Loans to, or to continue any LIBOR Loan at the end of its Interest Period as, a LIBOR Loan. During any Default or Event of Default, Lender may declare that no Loan may be made, converted or continued as a LIBOR Loan.

                (b) Whenever Borrower desires to convert or continue Loans as LIBOR Loans, Borrower shall give Lender a Notice of Conversion/Continuation, no later than 11:00 a.m. at least two Business Days before the requested conversion or continuation date. Each Notice of Conversion/Continuation shall be irrevocable, and shall specify the aggregate principal amount of Loans to be converted or continued, the conversion or continuation date (which shall be a Business Day), and the duration of the Interest Period (which shall be deemed to be one month if not specified). If, upon the expiration of any Interest Period in respect of any LIBOR Loans, Borrower shall have failed to deliver a Notice of Conversion/Continuation, they shall be deemed to have elected to convert such Loans into Prime Rate Loans.

                3.1.3. Interest Periods. In connection with the making, conversion or continuation of any LIBOR Loans, Borrower shall select an interest period ("Interest Period") to apply, which interest period shall be one, two or three months; provided, however, that:

                (a) the Interest Period shall commence on the date the Loan is made or continued as, or converted into, a LIBOR Loan, and shall expire on the numerically corresponding day in the calendar month at its end;

                (b) if any Interest Period commences on a day for which there is no corresponding day in the calendar month at its end or if such corresponding day falls after the last Business Day of such month, then the Interest Period shall expire on the last Business Day of such month; and if any Interest Period would expire on a day that is not a Business Day, the period shall expire on the next Business Day;

                (c) with respect to Revolver Loans, no Interest Period shall extend beyond the Revolver Termination Date;

                (d) with respect to CAPX Loans, no Interest Period shall extend beyond the CAPX Loan Termination Date; and

                (e) with respect to the Converted CAPX Loan, no Interest Period shall extend beyond (i) the next regularly scheduled principal payment date set forth in the Note evidencing such Loan, unless at the time of any such election and after giving effect thereto a portion of the Converted CAPX Loan remains as a Prime Rate Loan in an amount at least equal to the sum of all installments of principal due thereunder prior to the expiration of such Interest Period, or (ii) the Converted CAPX Loan Maturity Date.

                3.1.4. Interest Rate Not Ascertainable. If Lender shall determine that on any date for determining Adjusted LIBOR, due to any circumstance affecting the London interbank market, adequate and fair means do not exist for ascertaining such rate on the basis provided herein, then Lender shall immediately notify Borrower of such determination. Until Lender notifies Borrower that such circumstance no longer exists, the obligation of Lender to make LIBOR Loans shall be suspended, and no further Loans may be converted into or continued as LIBOR Loans.

                  3.2. Fees.

                3.2.1. Unused Line Fee. Commencing for the monthly period in which the Effective Date occurs, Borrower shall pay to Lender a fee equal to ..25% per annum times the amount by which the Revolver Commitment exceeds the average daily balance of Revolver Loans and aggregate stated amount of Letters of Credit during any month. Such fee shall be payable in arrears, on the first day of each month and on the Revolver Commitment Termination Date.

                3.2.2. LC Facility Fees.  Borrower shall pay to Lender (a) a fee equal to 1.5% per annum times the average daily stated amount of Letters of Credit, which fee shall be payable quarterly in arrears, on the first day of each fiscal quarter of Borrower; and (b) all customary charges associated with the issuance, amending, negotiating, payment, processing, transfer and administration of Letters of Credit, which charges shall be paid as and when incurred. During an Event of Default, the fee payable under clause (a) shall be increased by 3% per annum.

                  3.3. Computation of Interest, Fees, Yield Protection. All interest, as well as fees and other charges calculated on a per annum basis, shall be computed for the actual days elapsed, based on a year of 360 days. Each determination by Lender of any interest, fees or interest rate hereunder shall be final, conclusive and binding for all purposes, absent manifest error. All fees shall be fully earned when due and shall not be subject to rebate or refund, nor subject to proration except as specifically provided herein. All fees payable under Section 3.2 are compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money. A certificate as to amounts payable by Borrower under
Section 3.4, 3.6, 3.7, 3.9 or 5.9, submitted to Borrower by Lender, shall be final, conclusive and binding for all purposes, absent manifest error. For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid hereunder or in connection herewith is to be calculated on the basis of a 360-day year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360.

                  3.4.   Reimbursement   Obligations.  Borrower  and   Affiliate
Guarantor jointly and severally agree to reimburse Lender for all Extraordinary Expenses. Borrower and Affiliate Guarantor also jointly and severally agree to reimburse Lender for all legal, accounting, appraisal, consulting, and other fees, costs and expenses actually incurred by it in connection with (a) negotiation and preparation of any Loan Documents, including any amendment or other modification thereof; (b) administration of and actions relating to any Collateral, Loan Documents and transactions contemplated thereby, including any actions taken to perfect or maintain priority of Lender's Liens on any
Collateral, to maintain any insurance required hereunder or to verify Collateral; and (c) subject to the limits of Section 10.1.1(b), each inspection, audit or appraisal with respect to any Obligor or Collateral, whether prepared by Lender's personnel or a third party. All amounts reimbursable by Borrower and Affiliate Guarantor under this Section shall constitute Obligations secured by the Collateral and shall be payable on demand.

                  3.5. Illegality. Notwithstanding anything to the contrary herein, if (a) any change in any law or interpretation thereof by any Governmental Authority makes it unlawful for Lender to make or maintain a LIBOR

Loan or to maintain either Commitment with respect to LIBOR Loans or (b) Lender determines that the making or continuance of a LIBOR Loan has become impracticable as a result of a circumstance that adversely affects the London interbank market or the position of Lender in such market, then Lender shall give notice thereof to Borrower and may (i) declare that LIBOR Loans will not thereafter be made by Lender, whereupon any request for a LIBOR Loan from Lender shall be deemed to be a request for a Prime Rate Loan unless Lender's declaration has been withdrawn (and it shall be withdrawn promptly upon cessation of the circumstances described in clause (a) or (b) above); and/or
(ii) require that all outstanding LIBOR Loans made by Lender be converted to Prime Rate Loans immediately, in which event all outstanding LIBOR Loans of Lender shall be immediately converted to Prime Rate Loans.

                  3.6. Increased Costs. If, by reason of (a) the introduction of or any change (including any change by way of imposition or increase of Statutory Reserves or other reserve requirements) in any law or interpretation thereof, or (b) the compliance with any guideline or request from any Governmental Authority or other Person exercising control over banks or financial institutions generally (whether or not having the force of law):

                      (i) Lender shall be subject to any Tax with respect to any LIBOR Loan, or Letter of Credit or its obligation to make LIBOR Loans or issue Letters of Credit, or a change shall result in the basis of taxation of any payment to Lender with respect to its LIBOR Loans or its obligation to make LIBOR Loans, or issue Letters of Credit (except for Excluded Taxes); or

                      (ii) any reserve (including any imposed by the Board of Governors), special deposits or similar requirement against assets of, deposits with or for the account of, or credit extended by, Lender shall be imposed or deemed applicable, or any other condition affecting Lender's LIBOR Loans or the Letters of Credit or obligation to make LIBOR Loans or issue Letters of Credit shall be imposed on Lender or the London interbank market;

and as a result there shall be an increase in the cost to Lender of agreeing to make or making, funding or maintaining LIBOR Loans or Letters of Credit (except to the extent already included in determination of Adjusted LIBOR), or there shall be a reduction in the amount receivable by Lender, then Lender shall promptly notify Borrower of such event, and Borrower shall, within five days following demand therefor, pay Lender the amount of such increased costs or reduced amounts.

         If Lender determines that, because of circumstances described above or any other circumstances arising hereafter affecting Lender, the London interbank market or the Lender's position in such market, Adjusted LIBOR or its Applicable Margin, as applicable, will not adequately and fairly reflect the cost to Lender of funding LIBOR Loans or issuing Letters of Credit, then (A) Lender shall promptly notify Borrower of such event; (B) Lender's obligation to make LIBOR Loans or issue Letters of Credit shall be immediately suspended, until each condition giving rise to such suspension no longer exists; and (C) Lender shall make a Prime Rate Loan as part of any requested Borrowing of LIBOR Loans, which Prime Rate Loan shall, for all purposes, be considered part of such Borrowing.

                  3.7. Capital Adequacy. If Lender determines that any introduction of or any change in a Capital Adequacy Regulation, any change in the interpretation or administration of a Capital Adequacy Regulation by a Governmental Authority charged with interpretation or administration thereof, or any compliance by Lender or any Person controlling Lender with a Capital Adequacy Regulation, increases the amount of capital required or expected to be maintained by Lender or Person (taking into consideration its capital adequacy policies and desired return on capital) as a consequence of either Commitment, the Loans, the LC Obligations or other obligations under the Loan Documents, then Borrower shall, within five days following demand therefor, pay Lender an amount sufficient to compensate for such increase. Lender's demand for payment

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

shall set forth the nature of the occurrence giving rise to such compensation and a calculation of the amount to be paid. In determining such amount, Lender may use any reasonable averaging and attribution method.

                  3.8. Mitigation. Lender agrees that, upon becoming aware that it is subject to Section 3.5, 3.6, 3.7 or 5.9, it will take reasonable measures to reduce Borrower's obligations under such Sections, including funding or maintaining either Commitment or Loans through another office, as long as use of such measures would not adversely affect either Commitment, the Loans, business or interests, and would not be inconsistent with any internal policy or applicable legal or regulatory restriction.

                  3.9. Funding Losses. If for any reason (other than default by Lender) (a) any Borrowing of, or conversion to or continuation of, a LIBOR Loan does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn), (b) any repayment or conversion of a LIBOR Loan occurs on a day other than the end of its Interest Period, or (c) Borrower prepays all or any portion of the FHLB Rate Loan, then Borrower shall pay to Lender all losses and expenses that it actually sustains as a consequence thereof, including any loss or expense arising from liquidation or redeployment of funds or from fees payable to terminate deposits of matching funds. Lender shall not be required to purchase Dollar deposits in the London interbank market or any other offshore Dollar market to fund any LIBOR Loan, but the provisions hereof shall be deemed to apply as if Lender had purchased such deposits to fund its LIBOR Loans.

                  3.10. Maximum Interest. In no event shall interest, charges or other amounts that are contracted for, charged or received by Lender pursuant to any Loan Documents and that are deemed interest under Applicable Law ("interest") exceed the highest rate permissible under Applicable Law ("maximum rate"). If, in any month, any interest rate, absent the foregoing limitation, would have exceeded the maximum rate, then the interest rate for that month shall be the maximum rate and, if in a future month, that interest rate would otherwise be less than the maximum rate, then the rate shall remain at the maximum rate until the amount of interest actually paid equals the amount of interest which would have accrued if it had not been limited by the maximum rate. If, upon Full Payment of the Obligations, the total amount of interest actually paid under the Loan Documents is less than the total amount of interest that would, but for this Section, have accrued under the Loan Documents, then Borrower shall, to the extent permitted by Applicable Law, pay to Lender, for the account of Lender, (a) the lesser of (i) the amount of interest that would have been charged if the maximum rate had been in effect at all times, or (ii) the amount of interest that would have accrued had the interest rate otherwise set forth in the Loan Documents been in effect, minus (b) the amount of interest actually paid under the Loan Documents. If a court of competent jurisdiction determines that Lender has received interest in excess of the maximum amount allowed under Applicable Law, such excess shall be deemed received on account of, and shall automatically be applied to reduce, Obligations other than interest (regardless of any erroneous application thereof by Lender), and upon Full Payment of the Obligations, any balance shall be refunded to Borrower. In determining whether any excess interest has been charged or received by Lender, all interest at any time charged or received from Borrower in connection with the Loan Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations.

                  3.11. Currency Indemnity. If, for the purposes of obtaining judgment in any court in any jurisdiction with respect to this Agreement or any other Loan Document, it becomes necessary to convert into the currency of such jurisdiction (the "Judgment Currency") any amount due under this Agreement or under any other Loan Document in any currency other than the Judgment Currency (the "Currency Due"), then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose "rate of exchange" means the rate at which Lender is able, on the relevant date, to purchase the Currency Due with the Judgment Currency in accordance with its normal practice at its head office in Portland, Maine. In

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

the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of receipt by Lender of the amount due, the applicable Obligor will, on the date of receipt by Lender, pay such additional amounts, if any, or be entitled to receive reimbursement of such amount, if any, as may be necessary to ensure that the amount received by Lender on such date is the amount in the Judgment Currency which when converted at the rate of exchange prevailing on the date of receipt by Lender is the amount then due under this Agreement or such other Loan Document in the Currency Due. If the amount of the Currency Due which Lender is so able to purchase is less than the amount of the Currency Due originally due to it, the applicable Obligor shall indemnify and save Lender harmless from and against all loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Agreement and the other Loan Documents, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lender from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or any other Loan Document or under any judgment or order.

SECTION 4. LOAN ADMINISTRATION

                  4.1. Manner of Borrowing and Funding Revolver Loans.

                4.1.1. Notice of Borrowing.

                (a) Whenever Borrower desire funding of a Borrowing of Revolver Loans, Borrower shall give Lender a Notice of Borrowing. Such notice must be received by Lender no later than 11:00 a.m. (i) on the Business Day of the requested funding date, in the case of Prime Rate Loans, and (ii) at least two Business Days prior to the requested funding date, in the case of LIBOR Loans. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify
(A) the principal amount of the Borrowing, (B) the requested funding date (which must be a Business Day), (C) whether the Borrowing is to be made as Prime Rate Loans or LIBOR Loans, and (D) in the case of LIBOR Loans, the duration of the applicable Interest Period (which shall be deemed to be one month if not specified).

                (b) Unless payment is otherwise timely made by Borrower, the becoming due of any Obligations (whether principal, interest, fees or other charges, including Extraordinary Expenses, LC Obligations, Cash Collateral and Bank Product Debt) shall be deemed to be a request for Prime Rate Loans on the due date, in the amount of such Obligations. The proceeds of such Revolver Loans shall be disbursed as direct payment of the relevant Obligation.

                (c) If Borrower establishes a controlled disbursement account with Lender or any Affiliate of Lender, then the presentation for payment of any check or other item of payment drawn on such account at a time when there are insufficient funds to cover it shall be deemed to be a request for Prime Rate Loans on the date of such presentation, in the amount of the check and items presented for payment. The proceeds of such Revolver Loans may be disbursed directly to the controlled disbursement account or other appropriate account.

                4.1.2. Notices. Borrower authorizes Lender to extend, convert or continue Revolver Loans, effect selections of interest rates, and transfer funds to or on behalf of Borrower based on telephonic or e-mailed instructions. Borrower shall confirm each such request by prompt delivery to Lender of a Notice of Borrowing or Notice of Conversion/Continuation, if applicable, but if it differs in any material respect from the action taken by Lender, the records of Lender shall govern. Lender shall not be liable to Borrower for any loss suffered by Borrower as a result of Lender acting upon its understanding of telephonic or e-mailed instructions from a person believed in good faith by

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

Lender to be a person authorized to give such instructions on Borrower's behalf.

                  4.2. Manner of Borrowing and Funding CAPX Loans.

                4.2.1. Notice of Borrowing; Supporting Documents.

                (a) Whenever Borrower desire funding of a Borrowing of CAPX Loans, Borrower shall give Lender a Notice of Borrowing. Such notice must be received by Lender no later than 11:00 a.m. (i) on the Business Day of the requested funding date, in the case of Prime Rate Loans, and (ii) at least two Business Days prior to the requested funding date, in the case of LIBOR Loans. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify (A) the principal amount of the Borrowing, (B) the requested funding date (which must be a Business Day), (C) whether the Borrowing is to be made as Prime Rate Loans or LIBOR Loans, and (D) in the case of LIBOR Loans, the duration of the applicable Interest Period (which shall be deemed to be one month if not specified).

                (b) Prior to the funding of any CAPX Loan, Borrower shall provide Lender with copies of the invoices or other comparable documentation for any such proposed purchase of Equipment, together with such other supporting details as requested by Lender.

                4.2.2. Notices. Borrower authorizes Lender to extend, convert or continue CAPX Loans, effect selections of interest rates, and transfer funds to or on behalf of Borrower based on telephonic or e-mailed instructions. Borrower shall confirm each such request by prompt delivery to Lender of a Notice of Borrowing or Notice of Conversion/Continuation, if applicable, but if it differs in any material respect from the action taken by Lender, the records of Lender shall govern. Lender shall not be liable to Borrower for any loss suffered by Borrower as a result of Lender acting upon its understanding of telephonic or e-mailed instructions from a person believed in good faith by Lender to be a person authorized to give such instructions on Borrower's behalf.

                  4.3. Number and Amount of LIBOR Loans; Determination of Rate. For ease of administration, all LIBOR Loans having the same length and beginning date of their Interest Periods shall be aggregated together. No more than seven
(7) aggregated LIBOR Loans may be outstanding at any time, and each aggregate LIBOR Loan when made, continued or converted shall be in a minimum amount of $500,000, or an increment of $250,000 in excess thereof. Upon determining
Adjusted LIBOR for any Interest Period requested by Borrower, Lender shall promptly notify Borrower thereof by telephone or electronically and, if requested by Borrower, shall confirm any telephonic notice in writing.

                  4.4. One  Obligation. The  Loans,  LC  Obligations  and  other
Obligations shall constitute one general obligation of Borrower and (unless otherwise expressly provided in any Loan Document) shall be secured by Lender's Lien upon all Collateral.

                  4.5. Effect of Termination. On the effective date of any termination of the Revolver Commitment, all Obligations (including, but not limited to, any and all Loans then outstanding) shall be immediately due and payable. All undertakings of Borrower contained in the Loan Documents shall survive any termination, and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents until Full Payment of the Obligations. Notwithstanding Full Payment of the Obligations, Lender shall not be required to terminate its Liens in any Collateral unless, with respect to any damages Lender may incur as a result of the dishonor or return of Payment Items applied to Obligations, Lender receives (a) a written agreement, executed by Borrower and any Person whose advances are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such damages; or (b) such

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Cash Collateral as Lender, in its discretion, deems necessary to protect against any such damages. The provisions of Section 2.3, 3.4, 3.6, 3.7, 3.9, 5.5, 5.9, 12, 14.2 and this Section, and the obligation of each Obligor and Lender with respect to each indemnity given by it in any Loan Document, shall survive Full Payment of the Obligations and any release relating to this credit facility.

SECTION 5. PAYMENTS

                  5.1. General Payment Provisions. All payments of Obligations shall be made in Dollars, without offset, counterclaim or defense of any kind, free of (and without deduction for) any Taxes, and in immediately available funds, not later than 12:00 noon on the due date. Any payment after such time shall be deemed made on the next Business Day. Borrower may, at the time of payment, specify to Lender the Obligations to which such payment is to be applied, but Lender shall in all events retain the right to apply such payment in such manner as Lender, subject to the provisions hereof, may determine to be appropriate. If any payment under the Loan Documents shall be stated to be due on a day other than a Business Day, the due date shall be extended to the next Business Day and such extension of time shall be included in any computation of interest and fees. Any payment of a LIBOR Loan prior to the end of its Interest Period shall be accompanied by all amounts due under Section 3.9. Any prepayment of Loans shall be applied first to Prime Rate Loans and then to LIBOR Loans. Lender shall be entitled (but shall not be obligated) to charge any account of Borrower with Lender for any sum due and payable by Borrower to Lender hereunder or under any of the other Loan Documents.

                  5.2. Repayment of Revolver Loan and CAPX Loans. Revolver Loans shall be due and payable in full on the Revolver Termination Date, unless payment is sooner required hereunder. CAPX Loans shall be due and payable in full on the CAPX Loan Termination Date, unless payment is sooner required hereunder or the CAPX Loans are converted into the Converted CAPX Loan as provided hereunder. Except as otherwise provided in Section 2.1.4, Revolver Loans and CAPX Loans may be prepaid from time to time, without penalty or premium. If any Asset Disposition includes the disposition of Accounts or Inventory, then Net Proceeds equal to the greater of (a) the net book value of such Accounts and Inventory, or (b) the reduction in the Borrowing Base upon giving effect to such disposition, shall be applied to the Revolver Loans. Notwithstanding anything herein to the contrary, if an Overadvance exists, Borrower shall, on the sooner of Lender's demand or the first Business Day after Borrower has knowledge thereof, repay the outstanding Revolver Loans in an amount sufficient to reduce the principal balance of Revolver Loans to the Borrowing Base.

                  5.3. Repayment of Converted CAPX Loan.

                5.3.1. Payment of Principal. The principal amount of the Converted CAPX Loan shall be repaid on the first Business Day of each month in consecutive 60 equal monthly installments, commencing on October 1, 2008 and continuing until the Converted CAPX Loan Maturity Date, on which date all principal, interest and other amounts owing with respect to the Converted CAPX Loan shall be due and payable in full. Once repaid, whether such repayment is voluntary or required, the Converted CAPX Loan may not be reborrowed.

                5.3.2. Mandatory Prepayments.

                (a) Concurrently with any Permitted Asset Disposition of Equipment purchased by Borrower, in whole or in part, with proceeds of one or more CAPX Loans, Borrower shall prepay the Converted CAPX Loan in an amount

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

equal to the Net Proceeds of such disposition;

                (b) Concurrently with the receipt of any proceeds of insurance or condemnation awards paid in respect of any Equipment purchased by Borrower, in whole or in part, with proceeds of one or more CAPX Loans, Borrower shall prepay the Converted CAPX Loan in an amount equal to such proceeds, subject to Section 8.6.2; and

                (c) On the Revolver Commitment Termination Date, Borrower shall prepay the Converted CAPX Loan (unless sooner repaid hereunder).

                5.3.3. Optional Prepayments. Borrower may, at its option from time to time, prepay the Converted CAPX Loan in whole or in part. Borrowers shall give written notice to Lender of an intended prepayment of the Converted CAPX Loan, which notice shall specify the amount of the prepayment, shall be irrevocable once given, shall be given at least 5 Business Days prior to the end of a month and shall be effective as of the first day of the next month.

                5.3.4. Premium; Interest; Application of Prepayments. Each prepayment of the Converted CAPX Loan (whether mandatory or voluntary) shall be accompanied by all interest accrued thereon and any amounts payable under
Section 3.9, and shall be applied to principal in inverse order of maturity.

                  5.4. Payment of Other Obligations. Obligations other than Loans, including LC Obligations and Extraordinary Expenses, shall be paid by Borrower as provided in the Loan Documents or, if no payment date is specified, on demand.

                  5.5. Marshaling; Payments Set Aside. Lender shall not be under any obligation to marshal any assets in favor of any Obligor or against any Obligations. If any Obligor makes a payment to Lender, or if Lender receives payment from the proceeds of Collateral, exercise of setoff or otherwise, and such payment is subsequently invalidated or required to be repaid to a trustee, receiver or any other Person, then the Obligations originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been received and any enforcement or setoff had not occurred.

                  5.6. Post-Default Allocation of Payments.

                5.6.1. Allocation. Notwithstanding anything herein to the contrary, during an Event of Default, monies to be applied to the Obligations, whether arising from payments by Obligors, realization on Collateral, setoff or otherwise, shall be allocated as follows:

                (a) first, to all costs and expenses, including Extraordinary Expenses, owing to Lender;

                (b)    second,  to  all  amounts  owing  to Lender on Protective
Advances;

                (c)    third, to all amounts owing to Lender on LC Obligations;

                (d) fourth, to all Obligations constituting fees (excluding amounts relating to Bank Products);

                (e)    fifth,   to   all   Obligations   constituting   interest
(excluding amounts relating to Bank Products);

                (f) sixth, to provide Cash Collateral for outstanding Letters of Credit;

                (g)    seventh,   to   all  other Obligations,  other  than Bank
Product Debt; and

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                (h)    last, to Bank Product Debt.

Amounts shall be applied to each category of Obligations set forth above until Full Payment thereof and then to the next category. If amounts are insufficient to satisfy a category, they shall be applied on a pro rata basis among the Obligations in the category. The allocations set forth in this Section are solely to determine the rights and priorities of Lender and the other Secured Parties as among themselves, and may be changed by agreement among them without the consent of any Obligor. This Section is not for the benefit of or enforceable by Borrower.

                  5.7. Application of Payments. The ledger balance in the main Blocked Account as of the end of a Business Day shall be applied to the Obligations at the beginning of the next Business Day. Borrower irrevocably waives the right to direct the application of any payments or Collateral proceeds, and agrees that Lender shall have the continuing, exclusive right to apply and reapply same against the Obligations, in such manner as Lender deems advisable, notwithstanding any entry by Lender in its records. If, as a result of Lender's receipt of Payment Items or proceeds of Collateral, a credit balance exists, the balance shall not accrue interest in favor of Borrower and shall be made available to Borrower as long as no Default or Event of Default exists.

                  5.8. Loan Account; Account Stated.

                5.8.1. Loan Account. Lender shall maintain in accordance with its usual and customary practices an account or accounts ("Loan Account") evidencing the Debt of Borrower resulting from each Loan or issuance of a Letter of Credit from time to time. Any failure of Lender to record anything in the Loan Account, or any error in doing so, shall not limit or otherwise affect the obligation of Borrower to pay any amount owing hereunder.

                5.8.2. Entries Binding. Entries made in the Loan Account shall constitute presumptive evidence of the information contained therein. If any information contained in the Loan Account is provided to or inspected by any Person, then such information shall be conclusive and binding on such Person for all purposes absent manifest error, except to the extent such Person notifies Lender in writing within 30 days after receipt or inspection that specific information is subject to dispute.

                  5.9. Taxes. If any Taxes (except Excluded Taxes) shall be payable by any party due to the execution, delivery, issuance or recording of any Loan Documents, or the creation or repayment of any Obligations, Borrower shall pay (and shall promptly reimburse Lender for their payment of) all such Taxes, including any interest and penalties thereon, and will indemnify and hold harmless Indemnitees against all liability in connection therewith. If Borrower shall be required by Applicable Law to withhold or deduct any Taxes (except Excluded Taxes) with respect to any sum payable under any Loan Documents, (a) the sum payable to Lender shall be increased as may be necessary so that, after making all required withholding or deductions, Lender receives an amount equal to the sum it would have received had no such withholding or deductions been made; (b) Borrower shall make such withholding or deductions; and (c) Borrower shall pay the full amount withheld or deducted to the relevant taxing or other authority in accordance with Applicable Law.

SECTION 6. CONDITIONS PRECEDENT

                  6.1. Conditions Precedent to Initial Loans. Lender shall not be required to amend and restate the Original LSA in its entirety as provided herein and to fund any requested Loan, issue any Letter of Credit or otherwise extend credit to Borrower hereunder, until the date ("Effective Date") that each of the following conditions has been satisfied:

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

                (a) a Revolver Note and an CAPX Loan Note shall have been executed by Borrower and delivered to Lender. Each other Loan Document shall have been duly executed and delivered to Lender by each of the signatories thereto, and each Obligor shall be in compliance with all terms thereof.

                (b) Lender shall have received acknowledgments of all filings or recordations necessary to perfect its Liens in the Collateral, as well as UCC and Lien searches and other evidence satisfactory to Lender that such Liens are the only Liens upon the Collateral, except Permitted Liens.

                (c)     Lender shall have received   duly  executed   agreements
establishing each Blocked Account and related lockbox, in form and substance, and with financial institutions, satisfactory to Lender.

                (d) Lender shall have received certificates, in form and substance satisfactory to it, from a knowledgeable Senior Officer of Borrower certifying that, after giving effect to the initial Loans and transactions hereunder, (i) Borrower is Solvent; (ii) no Default or Event of Default exists;
(iii) the representations and warranties set forth in Section 9 are true and correct; and (iv) Borrower has complied with all agreements and conditions to be satisfied by it under the Loan Documents.

                (e) Lender shall have received a certificate of a duly authorized officer of each Obligor, certifying (i) that attached copies of such Obligor's Organic Documents are true and complete, and in full force and effect, without amendment except as shown, (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility, and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents. Lender may conclusively rely on this certificate until it is otherwise notified by the applicable Obligor in writing.

                (f) Lender shall have received a written opinion of legal counsel of Obligors in form and substance satisfactory to Lender.

                (g) Lender shall have received copies of the charter documents of each Obligor, certified as appropriate by the Secretary of State or another official of such Obligor's jurisdiction of organization. Lender shall have received good standing certificates for each Obligor, issued by the Secretary of State or other appropriate official of such Obligor's jurisdiction of organization and each jurisdiction where such Obligor's conduct of business or ownership of Property necessitates qualification.

                (h)     Lender   shall   have  received   copies of  policies or
certificates of insurance for the insurance policies carried by Borrower, all in compliance with the Loan Documents.

                (i) Borrower shall have paid all fees and expenses to be paid to Lender on the Effective Date.

                (j) Lender shall have received a Borrowing Base Certificate prepared as of the Effective Date. Upon giving effect to all Loans (including the initial funding of Loans hereunder) and all Letters of Credit (including the initial issuance of Letters of Credit hereunder), and the payment by Borrower of all fees and expenses incurred in connection herewith as well as any payables stretched beyond their customary payment practices, Availability shall be at least $500,000.

                (k) Lender shall have received a duly executed Lien Waiver with respect to Borrower's leased premises at 8655 Commerce Drive, Suite 105, Southaven, Mississippi.

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                (l)     Lender shall have received a duly executed reaffirmation
and confirmation agreement in form and substance satisfactory to Lender from the Parent Guarantor with respect to its obligations under its Guaranty and the Debt Subordination Agreement.

                  6.2. Conditions Precedent to All Credit Extensions. Lender shall not be required to fund any Loans, issue any Letters of Credit, convert the CAPX Loans to the Converted CAPX Loan or grant any other accommodation to or for the benefit of Borrower, in each case whether on or after the Effective Date, unless the following conditions are satisfied:

                (a) No Default or Event of Default shall exist at the time of, or result from, such funding, issuance, conversion or grant;

                (b) The representations and warranties of each Obligor in the Loan Documents shall be true and correct on the date of, and upon giving effect to, such funding, issuance or grant (except for representations and warranties that expressly relate to an earlier date);

                (c) All conditions precedent in any other Loan Document shall be satisfied;

                (d) No event shall have occurred or circumstance exist that has or could reasonably be expected to have a Material Adverse Effect;

                (e) With respect to the conversion of the CAPX Loans to the Converted CAPX Loan, a Converted CAPX Loan Note shall have been executed by Borrower and delivered to Lender; and

                (f) With respect to the issuance of a Letter of Credit, the LC Conditions shall be satisfied.

Each request (or deemed request) by Borrower for funding of a Loan, issuance of a Letter of Credit or grant of an accommodation shall constitute a representation by Borrower that the foregoing conditions are satisfied on the date of such request and on the date of such funding, issuance or grant. As an additional condition to any funding, issuance or grant, Lender shall have received such other information, documents, instruments and agreements as it deems appropriate in connection therewith.

                  6.3. Limited Waiver of Conditions Precedent. If Lender funds any Loan, issues any Letter of Credit or grants any other accommodation when any conditions precedent are not satisfied (regardless of whether the lack of satisfaction was known or unknown at the time), it shall not operate as a waiver of (a) the right of Lender to insist upon satisfaction of all conditions precedent with respect to any subsequent funding, issuance, creation or grant; nor (b) any Default or Event of Default due to such failure of conditions or otherwise.

SECTION 7. COLLATERAL

                  7.1. Grant of Security Interest. To secure the prompt payment and performance of all Obligations, Borrower hereby grants to Lender, for the benefit of Secured Parties, a continuing security interest in and Lien upon all personal Property of Borrower, including all of the following Property, whether now owned or hereafter acquired, and wherever located:

                  (a)    all Accounts;

                  (b)    all Chattel Paper, including electronic chattel paper;

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                  (c)    all Commercial Tort Claims;

                  (d)    all Deposit Accounts;

                  (e)    all Documents;

                  (f) all General Intangibles, including Payment Intangibles, Software and Intellectual Property;

                  (g)    all Goods, including Inventory, Equipment and fixtures;

                  (h)    all Instruments;

                  (i)    all Investment Property;

                  (j)    all Letter-of-Credit Rights;

                  (k)    all Supporting Obligations;

                  (l) all monies, whether or not in the possession or under the control of Lender or a bailee or Affiliate of Lender, including any Cash Collateral;

                  (m) all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any Collateral; and

                  (n) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing.

                  7.2. Lien on Deposit Accounts; Cash Collateral.

                7.2.1. Deposit Accounts. To further secure the prompt payment and performance of all Obligations, Borrower hereby grants to Lender, for the benefit of Secured Parties, a continuing security interest in and Lien upon all of Borrower's right, title and interest in and to each Deposit Account of Borrower and any deposits or other sums at any time credited to any such Deposit Account, including any sums in any blocked or lockbox accounts or in any accounts into which such sums are swept. Borrower authorizes and directs each bank or other depository to deliver to Lender, on a daily basis, all balances in each Deposit Account maintained by Borrower with such depository for application to the Obligations then outstanding. Borrower irrevocably appoints Lender as Borrower's attorney-in-fact to collect such balances to the extent any such delivery is not so made.

                7.2.2. Cash Collateral. Any Cash Collateral may be invested, in Lender's discretion, in Cash Equivalents, but Lender shall have no duty to do so, regardless of any agreement, understanding or course of dealing with Borrower, and shall have no responsibility for any investment or loss. Borrower hereby grants to Lender, for the benefit of Secured Parties, a security interest in all Cash Collateral held from time to time and all proceeds thereof, as security for the Obligations, whether such Cash Collateral is held in the Cash Collateral Account or elsewhere. Lender may apply Cash Collateral to the payment of any Obligations, in such order as Lender may elect, as they become due and payable. The Cash Collateral Account and all Cash Collateral shall be under the sole dominion and control of Lender. Neither Borrower nor any Person claiming through or on behalf of Borrower shall have any right to any Cash Collateral, until Full Payment of all Obligations.

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                  7.3. Other Collateral.

                7.3.1. Commercial Tort Claims. Borrower shall promptly notify Lender in writing if Borrower has a Commercial Tort Claim (other than, as long as no Default or Event of Default exists, a Commercial Tort Claim for less than $100,000) and, upon Lender's request, shall promptly execute such documents and take such actions as Lender deems appropriate to confer upon Lender (for the benefit of Secured Parties) a duly perfected, first priority Lien upon such claim.

                7.3.2. Certain After-Acquired Collateral. Borrower shall promptly notify Lender in writing if, after the Effective Date, Borrower obtains any interest in any Collateral consisting of Deposit Accounts, Chattel Paper, Documents, Instruments, Intellectual Property, Investment Property or Letter-of-Credit Rights and, upon Lender's request, shall promptly execute such documents and take such actions as Lender deems appropriate to effect Lender's duly perfected, first priority Lien upon such Collateral, including obtaining any appropriate possession, control agreement or Lien Waiver. If any Collateral is in the possession of a third party, at Lender's request, Borrower shall obtain an acknowledgment that such third party holds the Collateral for the benefit of Lender.

                  7.4. No Assumption of Liability. The Lien on Collateral granted hereunder is given as security only and shall not subject Lender to, or in any way modify, any obligation or liability of Borrower relating to any Collateral.

                  7.5. Further Assurances. Promptly upon request, Borrower shall deliver such instruments, assignments, title certificates, or other documents or agreements, and shall take such actions, as Lender deems appropriate under Applicable Law to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Agreement. Borrower authorizes Lender to file any financing statement that indicates the Collateral as "all assets" or "all personal property" of Borrower, or words to similar effect, and ratifies any action taken by Lender before the Effective Date to effect or perfect its Lien on any Collateral.

SECTION 8. COLLATERAL ADMINISTRATION

                  8.1. Borrowing Base Certificates. By the close of business on the 20th day of each month, Borrower shall deliver to Lender a Borrowing Base Certificate prepared as of the close of business of the last Business Day of the preceding month, and at such other times as Lender may request. All calculations of Availability in any Borrowing Base Certificate shall originally be made by Borrower and certified by a Senior Officer, provided that Lender may from time to time review and adjust any such calculation (a) to reflect its reasonable estimate of declines in value of any Collateral, due to collections received in the Blocked Account or otherwise; (b) to adjust advance rates to reflect changes in dilution, quality, mix and other factors affecting Collateral; and (c) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserve.

                  8.2. Administration of Accounts.

                8.2.1. Records and Schedules of Accounts. Borrower and Affiliate Guarantor shall keep accurate and complete records of its Accounts, including all payments and collections thereon, and Borrower shall submit to Lender, on such periodic basis as Lender may request, a sales and collections reports for Borrower and Affiliate Guarantor, in form satisfactory to Lender. Borrower shall also provide to Lender, on or before the 20th day of each month and together with each monthly Borrowing Base Certificate, a detailed aged trial balance of all Accounts of Borrower and Affiliate Guarantor as of the end of the preceding month, specifying each Account's Account Debtor name and address, amount, invoice date and due date, showing any discount, allowance, credit, authorized

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

return or dispute, and including such proof of delivery, copies of invoices and invoice registers, copies of related documents, repayment histories, status reports and other information as Lender may reasonably request. If Accounts in an aggregate face amount of $100,000 or more cease to be Eligible Accounts, Borrower shall notify Lender of such occurrence promptly (and in any event within one Business Day) after Borrower has knowledge thereof.

                8.2.2. Taxes. If an Account of Borrower or Affiliate Guarantor includes a charge for any Taxes, Lender is authorized, in its discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor; provided, however, that Lender shall not be liable for any Taxes that may be due from Borrower or Affiliate Guarantor or with respect to any Collateral.

                8.2.3. Account Verification. Whether or not a Default or Event of Default exists, Lender shall have the right at any time, in the name of Lender, any designee of Lender or Borrower or Affiliate Guarantor, as the case may be, to verify the validity, amount or any other matter relating to any Accounts of Borrower or Affiliate Guarantor by mail, telephone or otherwise. Borrower and Affiliate Guarantor shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

                8.2.4.  Maintenance of Blocked  Account.  Borrower and Affiliate
Guarantor shall maintain Blocked Accounts pursuant to lockbox or other arrangements acceptable to Lender. Borrower shall obtain an agreement (in form and substance satisfactory to Lender) from each lockbox servicer and Blocked
Account bank, establishing Lender's control over and Lien in the lockbox or Blocked Account, requiring immediate deposit of all remittances received in the lockbox to a Blocked Account and, if such Blocked Account is not maintained with Lender, requiring immediate transfer of all funds in the Blocked Account to a Blocked Account maintained with Lender, and waiving offset rights of such servicer or bank against any funds in the lockbox or Blocked Account, except offset rights for customary administrative charges. Lender assumes no responsibility to Borrower or Affiliate Guarantor for any lockbox arrangement or Blocked Account, including any claim of accord and satisfaction or release with respect to any Payment Items accepted by any bank.

                8.2.5. Proceeds of Collateral. Borrower and Affiliate Guarantor shall request in writing and otherwise take all reasonable steps to ensure that all payments on Accounts or otherwise relating to Collateral are made directly to a Blocked Account (or a lockbox relating to a Blocked Account). If Borrower, Affiliate Guarantor or any Subsidiary of either of them receives cash or Payment Items with respect to any Collateral, it shall hold same in trust for Lender and promptly (not later than the next Business Day) deposit same into a Blocked Account.

                  8.3. Administration of Inventory.

                8.3.1. Records and Reports of Inventory. Borrower and Affiliate Guarantor shall keep accurate and complete records of its Inventory, including costs and daily withdrawals and additions, and Borrower shall provide to Lender, on or before the 20th day of each month and together with each monthly Borrowing Base Certificate, inventory reports for Borrower and Affiliate Guarantor in form satisfactory to Lender, on such periodic basis as Lender may request.

                8.3.2. Returns of Inventory. Neither Borrower nor Affiliate Guarantor shall return any Inventory to a supplier, vendor or other Person, whether for cash, credit or otherwise, unless (a) such return is in the Ordinary Course of Business; (b) no Default, Event of Default or Overadvance exists or would result therefrom; (c) Lender is promptly notified if the aggregate Value of all Inventory returned in any month exceeds $100,000; and (d) any payment received by Borrower or Affiliate Guarantor for a return is promptly remitted to

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Lender for application to the Obligations.

                8.3.3. Acquisition, Sale and Maintenance. Neither Borrower nor Affiliate Guarantor shall acquire or accept any Inventory on consignment or approval, and shall take all steps to assure that all Inventory is produced in accordance with Applicable Law, including the FLSA. Neither Borrower nor Affiliate Guarantor shall sell any Inventory on consignment or approval or any other basis under which the customer may return or require Borrower to repurchase such Inventory. Borrower and Affiliate Guarantor shall use, store and maintain all Inventory with reasonable care and caution, in accordance with applicable standards of any insurance and in conformity with all Applicable Law, and shall make current rent payments (within applicable grace periods provided for in leases) at all locations where any Collateral is located.

                  8.4. Administration of Equipment.

                8.4.1. Records and Schedules of Equipment. Borrower and Affiliate Guarantor shall keep accurate and complete records of its Equipment, including kind, quality, quantity, cost, acquisitions and dispositions thereof, and shall submit to Lender, on such periodic basis as Lender may request, a current schedule thereof, in form satisfactory to Lender. Promptly upon request, Borrower and Affiliate Guarantor shall deliver to Lender evidence of its ownership or interests in any Equipment.

                8.4.2. Dispositions of Equipment. Neither Borrower nor Affiliate Guarantor shall sell, lease or otherwise dispose of any Equipment, without the prior written consent of Lender, other than (a) a Permitted Asset Disposition; and (b) replacement of Equipment that is worn, damaged or obsolete with Equipment of like function and value, if the replacement Equipment is acquired substantially contemporaneously with such disposition and is free of Liens.

                8.4.3. Condition of Equipment. The Equipment of Borrower and Affiliate Guarantor is in good operating condition and repair, and all necessary replacements and repairs have been made so that the value and operating efficiency of the Equipment is preserved at all times, reasonable wear and tear excepted. Borrower and Affiliate Guarantor shall ensure that the Equipment is mechanically and structurally sound, and capable of performing the functions for which it was designed, in accordance with the manufacturer's published and recommended specifications. Neither Borrower nor Affiliate Guarantor shall permit any Equipment to become affixed to real Property unless any landlord or mortgagee delivers a Lien Waiver or similar instrument.

                  8.5. Administration of Deposit Accounts. Schedule 8.5 sets forth all Deposit Accounts maintained by Borrower and Affiliate Guarantor, including all Blocked Accounts. Borrower and Affiliate Guarantor shall take all actions necessary to establish Lender's control of each such Deposit Account (other than an account exclusively used for payroll, payroll taxes or employee benefits, or an account containing not more that $10,000 at any time). Borrower or Affiliate Guarantor, as the case may be, shall be the sole account holder of each Deposit Account and shall not allow any other Person (other than Lender) to have control over a Deposit Account or any Property deposited therein. Borrower and Affiliate Guarantor shall promptly notify Lender of any opening or closing of a Deposit Account and, with the consent of Lender, will amend Schedule 8.5 to reflect same.

                  8.6. General Provisions.

                8.6.1. Location of Collateral. All tangible items of Collateral, other than Inventory in transit, shall at all times be kept by Borrower or Affiliate Guarantor, as the case may be, at the business locations set forth in
Schedule 8.6.1, except that Borrower and Affiliate Guarantor may (a) make sales or other dispositions of Collateral in accordance with Section 10.2.6; and (b)

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move  Collateral  to another  location in the United  States or Canada,  upon 30
Business Days prior written notice to Lender.

                8.6.2. Insurance of Collateral; Condemnation Proceeds.

                  (a) Borrower and Affiliate Guarantor shall maintain insurance with respect to the Collateral, covering casualty, hazard, public liability, theft, malicious mischief, and such other risks, in such amounts, with such endorsements, and with such insurers (rated A+ or better by A.M. Best Rating Guide) as are satisfactory to Lender. All proceeds under each policy shall be payable to Lender. From time to time upon request, Borrower shall deliver to Lender the originals or certified copies of its insurance policies and updated flood plain searches. Unless Lender shall agree otherwise, each policy shall include satisfactory endorsements (i) showing Lender as sole loss payee or additional insured, as appropriate; (ii) requiring 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever; and (iii) specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property, nor by the occupation of the premises for purposes more hazardous than are permitted by the policy. If Borrower or Affiliate Guarantor fail to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the insurance and charge Borrower therefor. Borrower and Affiliate Guarantor agree to deliver to Lender, promptly as rendered, copies of all reports made to insurance companies. While no Event of Default exists, Borrower and Affiliate Guarantor may settle, adjust or compromise any insurance claim, as long as the proceeds are delivered to Lender. If an Event of Default exists, only Lender shall be authorized to settle, adjust and compromise such claims.

                (b) Any proceeds of insurance (other than proceeds from workers' compensation or D&O insurance) and any awards arising from condemnation of any Collateral shall be paid to Lender. Any such proceeds or awards that relate to Inventory shall be applied to payment of the Revolver Loans and then to any other Obligations outstanding. Subject to clause (c) below, any proceeds or awards that relate to Equipment or Real Estate shall be applied to payment of the Revolver Loans and then to any other Obligations outstanding.

                (c) If requested by Borrower or Affiliate Guarantor in writing within 15 days after Lender's receipt of any insurance proceeds or condemnation awards relating to any loss or destruction of Equipment or Real Estate, Borrower or Affiliate Guarantor may use such proceeds or awards to repair or replace such Equipment or Real Estate (and until so used, the proceeds shall be held by Lender as Cash Collateral) as long as (i) no Default or Event of Default exists; (ii) such repair or replacement is promptly undertaken and concluded, in accordance with plans satisfactory to Lender; (iii) replacement buildings are constructed on the sites of the original casualties and are of comparable size, quality and utility to the destroyed buildings; (iv) the repaired or replaced Property is free of Liens, other than Permitted Liens that are not Purchase Money Liens; (v) Borrower or Affiliate Guarantor, as the case may be, complies with disbursement procedures for such repair or replacement as Lender may reasonably require; and (vi) the aggregate amount of such proceeds or awards from any single casualty or condemnation does not exceed $250,000.

                8.6.3. Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes payable with respect to any Collateral (including any sale thereof), and all other payments required to be made by Lender to any Person to realize upon any Collateral, shall be borne and paid by Borrower. Lender shall not be liable or responsible in any way for the safekeeping of any Collateral, for any loss or damage thereto (except for reasonable care in its custody while Collateral is in Lender's actual possession), for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency or other Person whatsoever, but the same shall be at Borrower's or Affiliate Guarantor's sole risk.

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                8.6.4.  Defense of Title to  Collateral.  Borrower and Affiliate
Guarantor shall at all times defend its title to Collateral and Lender's Liens therein against all Persons, claims and demands whatsoever, except Permitted Liens.

                  8.7. Power of Attorney. Borrower and Affiliate Guarantor hereby irrevocably constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's and Affiliate Guarantor's true and lawful attorney (and agent-in-fact) for the purposes provided in this Section. Lender, or Lender's designee, may, without notice and in either its or Borrower's or Affiliate Guarantor's name, but at the cost and expense of Borrower and Affiliate
Guarantor:

                (a) Endorse such Obligor's name on any Payment Item or other proceeds of Collateral (including proceeds of insurance) that come into Lender's possession or control; and

                (b) During an Event of Default, (i) notify any Account Debtors of the assignment of their Accounts, demand and enforce payment of Accounts, by legal proceedings or otherwise, and generally exercise any rights and remedies with respect to Accounts; (ii) settle, adjust, modify, compromise, discharge or release any Accounts or other Collateral, or any legal proceedings brought to collect Accounts or Collateral; (iii) sell or assign any Accounts and other Collateral upon such terms, for such amounts and at such times as Lender deems advisable; (iv) take control, in any manner, of any proceeds of Collateral; (v) prepare, file and sign such Obligor's name to a proof of claim or other document in a bankruptcy of an Account Debtor, or to any notice, assignment or satisfaction of Lien or similar document; (vi) receive, open and dispose of mail addressed to such Obligor, and notify postal authorities to change the address for delivery thereof to such address as Lender may designate;
(vii) endorse any Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading, or similar document or agreement relating to any Accounts, Inventory or other Collateral; (viii) use such Obligor's stationery and sign its name to verifications of Accounts and notices to Account Debtors; (ix) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to any Collateral; (x) make and adjust claims under policies of insurance; (xi) take any action as may be necessary or appropriate to obtain payment under any letter of credit or banker's acceptance for which such Obligor is a beneficiary; and (xii) take all other actions as Lender deems appropriate to fulfill each Obligor's obligations under the Loan Documents.

SECTION 9. REPRESENTATIONS AND WARRANTIES

                  9.1. General Representations and Warranties. To induce Lender to enter into this Agreement and to make available the Commitments, Loans and Letters of Credit, each of Borrower and Affiliate Guarantor represents and warrants that:

                9.1.1. Organization and Qualification. Each Obligor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Obligor is duly qualified, authorized to do business and in good standing as a foreign corporation in each jurisdiction where failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

                9.1.2. Power and Authority. Each Obligor is duly authorized to execute, deliver and perform its Loan Documents. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of any Obligor, other than those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor.

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                9.1.3. Enforceability.  Each Loan Document is a legal, valid and binding obligation of each Obligor party thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                9.1.4. Capital Structure. Schedule 9.1.4 shows, for each Obligor, its name and the name of each Subsidiary of such Obligor, its and each Subsidiary's jurisdiction of organization, its and each Subsidiaries authorized and issued Equity Interests, the holders of its Equity Interests, and all agreements binding on such holders with respect to their Equity Interests. Each Obligor has good title to its Equity Interests in its Subsidiaries, subject only to Lender's Lien, and all such Equity Interests are duly issued, fully paid and non-assessable. There are no outstanding options to purchase, warrants, subscription rights, agreements to issue or sell, convertible interests, phantom rights or powers of attorney relating to any Equity Interests of Borrower or Affiliate Guarantor.

                9.1.5. Corporate Names; Locations. During the five years preceding the Effective Date, except as shown on Schedule 9.1.5, neither Obligor has been known as or used any corporate, fictitious or trade names, has been the surviving corporation of a merger or combination, or has acquired any substantial part of the assets of any Person. The chief executive offices and other places of business of each Obligor are shown on Schedule 8.6.1. During the five years preceding the Effective Date, no Obligor has had any other office or place of business.

                9.1.6. Title to Properties; Priority of Liens. Borrower and Affiliate Guarantor has good and marketable title to (or valid leasehold interests in) all of its Real Estate, and good title to all of its personal Property, including all Property reflected in any financial statements delivered to Lender, in each case free of Liens except Permitted Liens. Borrower and Affiliate Guarantor has paid and discharged all lawful claims that, if unpaid, could become a Lien on its Properties, other than Permitted Liens. All Liens of Lender in the Collateral are duly perfected, first priority Liens, subject only to Permitted Liens that are expressly allowed to have priority over Lender's Liens.

                9.1.7. Accounts. Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower and Affiliate Guarantor with respect thereto. Borrower and Affiliate Guarantor warrant, with respect to each of its own Accounts at the time it is shown as an Eligible Account in a Borrowing Base Certificate, that:

                (a) it is genuine and in all respects what it purports to be, and is not evidenced by a judgment;

                (b) it arises out of a completed, bona fide sale and delivery of goods or rendition of services in the Ordinary Course of Business, and substantially in accordance with any purchase order, contract or other document relating thereto;

                (c) it is for a sum certain, maturing as stated in the invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender on request;

                (d) it is not subject to any offset, Lien (other than Lender's Lien), deduction, defense, dispute, counterclaim or other adverse condition except as arising in the Ordinary Course of Business and disclosed to Lender; and it is absolutely owing by the Account Debtor, without contingency in any respect;

                (e) no purchase order, agreement, document or Applicable Law restricts assignment of the Account to Lender (regardless of whether, under the UCC, the restriction is ineffective);

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                (f)     no  extension,  compromise,   settlement,  modification,
credit, deduction or return has been authorized with respect to the Account, except discounts or allowances granted in the Ordinary Course of Business for prompt payment that are reflected on the face of the invoice related thereto and in the reports submitted to Lender hereunder; and

                (g)     to the best of such Obligor's  knowledge,  (i) there are
no facts or circumstances that are reasonably likely to impair the enforceability or collectibility of such Account; (ii) the Account Debtor had the capacity to contract when the Account arose, continues to meet the applicable Obligor's customary credit standards, is Solvent, is not contemplating or subject to an Insolvency Proceeding, and has not failed, or suspended or ceased doing business; and (iii) there are no proceedings or actions threatened or pending against any Account Debtor that could reasonably be expected to have a material adverse effect on the Account Debtor's financial condition.

                9.1.8. Financial Statements. The consolidated and consolidating balance sheets, and related statements of income, cash flow and shareholder's equity, of Parent Guarantor and its Subsidiaries that have been and are hereafter delivered to Lender, are prepared in accordance with GAAP, and fairly present the financial positions and results of operations of Parent Guarantor and its Subsidiaries at the dates and for the periods indicated. All projections delivered from time to time to Lender have been prepared in good faith, based on reasonable assumptions in light of the circumstances at such time. Since October 31, 2006, there has been no change in the condition, financial or otherwise, of Parent Guarantor or any of its Subsidiary that could reasonably be expected to have a Material Adverse Effect and no Internal Control Event has occurred. No financial statement delivered to Lender at any time contains any untrue statement of a material fact, nor fails to disclose any material fact necessary to make such statement not materially misleading. Each of Borrower and Affiliate Guarantor is Solvent.

                9.1.9. Surety Obligations. Neither Borrower nor Affiliate Guarantor is obligated as surety or indemnitor under any bond or other contract that assures payment or performance of any obligation of any Person, except as permitted hereunder.

                9.1.10. Taxes. Borrower and Affiliate Guarantor has filed all federal, state, provincial and local tax returns and other reports that it is required by law to file, and has paid, or made provision for the payment of, all Taxes upon it, its income and its Properties that are due and payable, except to the extent being Properly Contested. The provision for Taxes on the books of Borrower and Affiliate Guarantor is adequate for all years not closed by applicable statutes, and for its current Fiscal Year.

                9.1.11. Brokers. There are no brokerage commissions, finder's fees or investment banking fees payable in connection with any transactions contemplated by the Loan Documents.

                9.1.12. Intellectual Property. Borrower and Affiliate Guarantor owns or has the lawful right to use all Intellectual Property necessary for the conduct of its business, without conflict with any rights of others. There is no pending or, to Borrower's or Affiliate Guarantor's knowledge, threatened Intellectual Property Claim with respect to Borrower, Affiliate Guarantor or any of their Property (including any Intellectual Property). Except as disclosed on
Schedule 9.1.12, neither Borrower nor Affiliate Guarantor pays or owes any Royalty or other compensation to any Person with respect to any Intellectual Property. All Intellectual Property owned, used or licensed by, or otherwise subject to any interests of, Borrower or Affiliate Guarantor is shown on
Schedule 9.1.12.

                9.1.13. Governmental Approvals. Borrower and Affiliate Guarantor has, is in compliance with, and is in good standing with respect to, all Governmental Approvals necessary to conduct its business and to own, lease and operate its Properties. All necessary import, export or other licenses, permits or certificates for the import or handling of any goods or other Collateral have been procured and are in effect, and Borrower and Affiliate Guarantor have complied with all foreign and domestic laws with respect to the shipment and importation of any goods or Collateral, except where noncompliance could not

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reasonably be expected to have a Material Adverse Effect.

                9.1.14. Compliance with Laws. Borrower and Affiliate Guarantor has duly complied, and its Properties and business operations are in compliance, in all material respects with all Applicable Law, except where noncompliance could not reasonably be expected to have a Material Adverse Effect. There have been no citations, notices or orders of material noncompliance issued to Borrower or Affiliate Guarantor under any Applicable Law. No Inventory has been produced in violation of the FLSA.

                9.1.15.  Compliance with Environmental Laws. Except as disclosed on Schedule 9.1.15, neither Borrower's nor Affiliate Guarantor's past or present operations, Real Estate or other Properties are subject to any federal, state or local investigation to determine whether any remedial action is needed to address any environmental pollution, hazardous material or environmental clean-up. Neither Borrower nor Affiliate Guarantor has received any
Environmental Notice. Neither Borrower nor Affiliate Guarantor has any contingent liability with respect to any Environmental Release, environmental pollution or hazardous material on any Real Estate now or previously owned, leased or operated by it.

                9.1.16.  Burdensome  Contracts.  Neither  Borrower nor Affiliate
Guarantor is a party or subject to any contract, agreement or charter restriction that could reasonably be expected to have a Material Adverse Effect. Neither Borrower nor Affiliate Guarantor is party or subject to any Restrictive Agreement, except as shown on Schedule 9.1.16, none of which prohibit the execution or delivery of any Loan Documents by an Obligor nor the performance by an Obligor of any obligations thereunder.

                9.1.17. Litigation. Except as shown on Schedule 9.1.17, there are no proceedings or investigations pending or, to Borrower's or Affiliate Guarantor's knowledge, threatened against Borrower or Affiliate Guarantor, or any of their businesses, operations, Properties, prospects or conditions, that
(a) relate to any Loan Documents or transactions contemplated thereby; or (b) could reasonably be expected to have a Material Adverse Effect if determined adversely to Borrower or Affiliate Guarantor. Neither Borrower nor Affiliate Guarantor is in default with respect to any order, injunction or judgment of any Governmental Authority.

                9.1.18. No Defaults. No event or circumstance has occurred or exists that constitutes a Default or Event of Default. Neither Borrower nor Affiliate Guarantor is in default, and no event or circumstance has occurred or exists that with the passage of time or giving of notice would constitute a default, under any Material Contract or in the payment of any Borrowed Money. There is no basis upon which any party (other than Borrower or Affiliate Guarantor) could terminate a Material Contract prior to its scheduled termination date.

                9.1.19. ERISA. Except as disclosed on Schedule 9.1.19, neither Borrower nor Affiliate Guarantor has any Multiemployer Plan or Foreign Plan. Borrower and Affiliate Guarantor is in full compliance with the requirements of all Applicable Law, including ERISA, relating to each Multiemployer Plan and Foreign Plan. No fact or situation exists that could reasonably be expected to result in a Material Adverse Effect in connection with any Multiemployer Plan or Foreign Plan. Neither Borrower nor Affiliate Guarantor has any withdrawal liability in connection with a Multiemployer Plan or Foreign Plan. All employer and employee contributions to Foreign Plans, to the extent required by law or the terms of such plans, have been made or accrued in accordance with normal accounting principles. The fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance and/or the book reserve established for each Foreign Plan, together with any accrued contributions, are sufficient to provide the accrued benefit obligations of all participants in such plans according to the actuarial

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assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles. Each Foreign Plan required to be registered has been registered and is maintained in good standing with all applicable regulatory authorities.

                9.1.20. Trade Relations. There exists no actual or threatened termination, limitation or modification of any business relationship between Borrower or Affiliate Guarantor and any customer or supplier, or any group of customers or suppliers, who individually or in the aggregate are material to the business of Borrower or Affiliate Guarantor. There exists no condition or circumstance that could reasonably be expected to impair the ability of Borrower or Affiliate Guarantor to conduct its business at any time hereafter in substantially the same manner as conducted on the Effective Date.

                9.1.21. Labor Relations. Except as described on Schedule 9.1.21, neither Borrower nor Affiliate Guarantor is party to or bound by any collective bargaining agreement, management agreement or consulting agreement. There are no material grievances, disputes or controversies with any union or other organization of Borrower's or Affiliate Guarantor's employees, or, to Borrower's or Affiliate Guarantor's knowledge, any asserted or threatened strikes, work stoppages or demands for collective bargaining.

                9.1.22.  Payable  Practices.   Neither  Borrower  nor  Affiliate
Guarantor has made any material change in its historical accounts payable practices from those in effect on the Effective Date.

                9.1.23. Not a Regulated Entity. No Obligor is (a) an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940; (b) a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of either, within the meaning of the Public Utility Holding Company Act of 1935; or (c) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any public utilities code or any other Applicable Law regarding its authority to incur Debt.

                9.1.24. Margin Stock. Neither Borrower nor Affiliate Guarantor is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No Loan proceeds or Letters of Credit or other credit extension hereunder will be used by Borrower to purchase or carry, or to reduce or refinance any Debt incurred to purchase or carry, any Margin Stock or for any related purpose governed by Regulations T, U or X of the Board of Governors.

                9.1.25. Plan Assets. Neither Borrower nor Parent Guarantor is an
entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ss.2510.3-101 of any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA or any "plan" (within the meaning of
Section 4975 of the Internal Revenue Code), and neither the execution of this Agreement nor the funding of any Loans gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code.

                9.1.26. Joint Enterprise. Borrower and Affiliate Guarantor are an integral part of a consolidated enterprise that are Borrower, Affiliate Guarantor, Parent Guarantor and Parent Guarantor's other Subsidiaries, and that each of Borrower and Affiliate Guarantor will receive direct and indirect benefits from the availability of the credit facilities provided for herein. Affiliate Guarantor recognizes that credit available to it as a result of the credit facilities provided for herein is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its agreement to execute and deliver to Lender this Agreement and the other Loan Documents to which Affiliate Guarantor is a party.

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                  9.2. Complete Disclosure. No Loan Document contains any untrue statement of a material fact, nor fails to disclose any material fact necessary to make the statements contained therein not materially misleading. There is no fact or circumstance that any Obligor has failed to disclose to Lender in writing that could reasonably be expected to have a Material Adverse Effect.

SECTION 10. COVENANTS AND CONTINUING AGREEMENTS

                  10.1. Affirmative Covenants. For so long as either Commitment or any Obligations are outstanding, Borrower and Affiliate Guarantor shall, and shall cause each Subsidiary to:

                10.1.1. Inspections; Appraisals.

                (a) Permit Lender from time to time, subject (except when a Default or Event of Default exists) to reasonable notice and normal business hours, to visit and inspect the Properties of Borrower or Affiliate Guarantor, inspect, audit and make extracts from Borrower's or Affiliate Guarantor's books and records, and discuss with its officers, employees, agents, advisors and independent accountants Borrower's or Affiliate Guarantor's business, financial condition, assets, prospects and results of operations. Lender shall have no duty to Borrower or Affiliate Guarantor to make any inspection, nor to share any results of any inspection or report with Borrower or Affiliate Guarantor (but agrees to share the results of any appraisal with Borrower or Affiliate Guarantor). To the extent any appraisal or other information is shared by Lender with Borrower or Affiliate Guarantor, such Obligor acknowledges that it was prepared by Lender for its purposes and such Obligor shall not be entitled to rely upon it.

                (b) Reimburse Lender for all charges and out-of-pocket costs and expenses of Lender in connection with (i) examinations of its books and records or any other financial or Collateral matters as Lender deems appropriate, up to three times per Loan Year (with such charges not to exceed $15,000, in the aggregate, per Loan Year, plus out-of-pocket costs and expenses); and (ii) full appraisals of Inventory one time per Loan Year; provided, however, that if an examination or appraisal is initiated during a Default or Event of Default, all charges, costs and expenses therefor shall be reimbursed by Borrower without regard to such limits. Subject to the foregoing, Borrower shall pay Lender's then standard charges for each day that an employee of Lender or its Affiliates is engaged in any examination activities, and shall pay the standard charges of Lender's internal appraisal group. This Section shall not be construed to limit Lender's right to conduct examinations or to obtain appraisals at any time in its discretion, nor to use third parties for such purposes.

                10.1.2. Financial and Other Information. Keep adequate records and books of account with respect to its business activities, in which proper entries are made in accordance with GAAP reflecting all financial transactions; and furnish or cause to be furnished to Lender:

                (a) as soon as available, but in any event within 92 days after the end of each Fiscal Year (but no later than the date on which Parent Guarantor is required to file a Form 10-K under the Exchange Act), a consolidated and consolidating balance sheet of Parent Guarantor and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all prepared in accordance with Regulation S-X under the Securities Act and accompanied by (i) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to Lender, which report and opinion shall be prepared in accordance with GAAP and applicable Securities Laws and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) if applicable, an attestation report of such

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Registered  Public  Accounting  Firm  as to  the  Borrower's  internal  controls pursuant to Section 404 of Sarbanes-Oxley expressing a conclusion to which Lender does not object, and such consolidating statements to be certified by the chief financial officer of Parent Guarantor to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Parent Guarantor and its Subsidiaries;

                (b) as soon as available, but in any event within 47 days after the end of each Fiscal Quarter of Parent Guarantor (but no later than the date on which Borrower is required to file a Form 10-Q under the Exchange Act), commencing with the Fiscal Quarter ended October 31, 2006, (i) a consolidated and consolidating balance sheet of Parent Guarantor and its Subsidiaries as at the end of such Fiscal Quarter, and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of the Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding Fiscal
Quarter of the previous Fiscal Year and the corresponding portion of the previous fiscal year, all prepared in accordance with Regulation S-X under the Securities Act and accompanied by a certificate of the chief financial officer of Parent Guarantor stating that such consolidated statements fairly present the financial condition, results of operations, shareholders' equity and cash flows of Parent Guarantor and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, and that such consolidating statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Parent Guarantor and its Subsidiaries;

                (c) as soon as available, and in any event within 30 days after the end of each month, unaudited balance sheets as of the end of such month and the related statements of income and cash flow for such month and for the portion of the Fiscal Year then elapsed bases for each of Borrower and Affiliate Guarantor, setting forth in comparative form corresponding figures for the preceding Fiscal Year and certified by the chief financial officer of Borrower or Affiliate Guarantor as prepared in accordance with GAAP and fairly presenting the financial position and results of operations for such month and period, subject to normal year-end adjustments and the absence of footnotes;

                (d) concurrently with delivery of financial statements under clauses (a) and (b) above, or more frequently if requested by Lender while a Default or Event of Default exists, a Compliance Certificate executed by the chief financial officer of Borrower and Affiliate Guarantor;

                (e) concurrently with delivery of the annual financial statements under clause (a) above, copies of the final management letter and other material reports submitted to Parent Guarantor by its accountants in connection with such financial statements;

                (f) not later than 90 days after the end of each Fiscal Year, projections of Parent Guarantor's consolidated and consolidating balance sheets, results of operations, cash flow and Availability for the current Fiscal Year, month by month;

                (g) on or before the 20th day of each month and together with each monthly Borrowing Base Certificate, a listing of each Borrowing Base Obligor's trade payables, specifying the trade creditor and balance due, and a detailed trade payable aging, all in form satisfactory to Lender;

                (h) promptly after the sending or filing thereof, copies of any proxy statements, financial statements or reports that Parent Guarantor has made generally available to its shareholders; copies of any regular, periodic and special reports or registration statements or prospectuses that Parent Guarantor files with the SEC or any other Governmental Authority, or any securities exchange; and copies of any press releases or other statements made available by Parent Guarantor to the public concerning material changes to or developments in the business of Parent Guarantor;

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                (i)     promptly after the sending or filing thereof,  copies of
any annual report to be filed in connection with each Plan or Foreign Plan; and

                (j)     such   other  reports  and  information   (financial  or
otherwise) as Lender may request from time to time in connection with any Collateral or any Obligor's financial condition or business.

                10.1.3. Notices. Notify Lender in writing, promptly after Borrower's or Affiliate Guarantor's obtaining knowledge thereof, of any of the following that affects an Obligor: (a) the threat or commencement of any proceeding or investigation, whether or not covered by insurance, if an adverse determination could have a Material Adverse Effect; (b) any pending or threatened labor dispute, strike or walkout, or the expiration of any material labor contract; (c) any default under or termination of a Material Contract; (d) the existence of any Default or Event of Default; (e) any judgment in an amount exceeding $150,000; (f) the assertion of any Intellectual Property Claim, if an adverse resolution could have a Material Adverse Effect; (g) any violation or asserted violation of any Applicable Law (including ERISA, OSHA, FLSA, or any Environmental Laws), if an adverse resolution could have a Material Adverse Effect; (h) any Environmental Release by an Obligor or on any Property owned, leased or occupied by an Obligor; or receipt of any Environmental Notice; (i) the discharge of or any withdrawal or resignation by Parent Guarantor's independent accountants; (j) of the occurrence of any Internal Control Event; or
(k) any opening of a new office or place of business, at least 30 days prior to such opening.

                10.1.4. Landlord and Storage Agreements. Upon request, provide Lender with copies of all existing agreements, and promptly after execution thereof provide Lender with copies of all future agreements, between Borrower or Affiliate Guarantor and any landlord, warehouseman, processor, shipper, bailee or other Person that owns any premises at which any Collateral may be kept or that otherwise may possess or handle any Collateral.

                10.1.5. Compliance with Laws. Comply with all Applicable Laws, including ERISA, Environmental Laws, FLSA, OSHA, Anti-Terrorism Laws, and laws regarding collection and payment of Taxes, and maintain all Governmental Approvals necessary to the ownership of its Properties or conduct of its business, unless failure to comply (other than failure to comply with Anti-Terrorism Laws) or maintain could not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, if any Environmental Release occurs at or on any Properties of Borrower or Affiliate Guarantor, it shall act promptly and diligently to investigate and report to Lender and all appropriate Governmental Authorities the extent of, and to make appropriate remedial action to eliminate, such Environmental Release, whether or not directed to do so by any Governmental Authority.

                10.1.6. Taxes. Pay and discharge all Taxes prior to the date on which they become delinquent or penalties attach, unless such Taxes are being Properly Contested.

                10.1.7. Insurance. In addition to the insurance required hereunder with respect to Collateral, maintain insurance with insurers (rated A+ or better by Best Rating Guide) satisfactory to Lender with respect to the Properties and business of Borrower and Affiliate Guarantor of such type (including product liability, workers' compensation, larceny, embezzlement, or other criminal misappropriation insurance), in such amounts, and with such coverages and deductibles as are customary for companies similarly situated.

                10.1.8. Licenses. Keep each License affecting any Collateral (including the manufacture, distribution or disposition of Inventory) or any other material Property of Borrower and Affiliate Guarantor in full force and effect; promptly notify Lender of any proposed modification to any such License, or entry into any new License, in each case at least 30 days prior to its

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effective  date; pay all Royalties when due; and notify Lender of any default or breach asserted by any Person to have occurred under any License.

                10.1.9. Future Subsidiaries. Promptly notify Lender upon any Person becoming a Subsidiary and cause it to guaranty the Obligations in a manner satisfactory to Lender, and to execute and deliver such documents, instruments and agreements and to take such other actions as Lender shall require to evidence and perfect a Lien in favor of Lender (for the benefit of Secured Parties) on all assets of such Person, including delivery of such legal opinions, in form and substance satisfactory to Lender, as it shall deem appropriate.

                  10.2. NegativeCovenants. For so long as either Commitment or any Obligations are outstanding, neither Borrower nor Affiliate Guarantor shall:

                10.2.1. Permitted Debt. Create, incur, guarantee or suffer to exist any Debt, except:

                (a)     the Obligations;

                (b)     Subordinated Debt;

                (c)     Permitted Purchase Money Debt;

                (d) Borrowed Money (other than the Obligations, Subordinated Debt and Permitted Purchase Money Debt), but only to the extent outstanding on the Effective Date and not satisfied with proceeds of the initial Loans hereunder;

                (e)     Bank Product Debt;

                (f)     Permitted Contingent Obligations; and

                (g) Refinancing Debt as long as each Refinancing Condition is satisfied.

                10.2.2. Permitted Liens. Create or suffer to exist any Lien upon any of its Property, except the following (collectively, "Permitted Liens"):

                (a)     Liens in favor of Lender;

                (b)     Purchase  Money Liens  securing Permitted Purchase Money
Debt;

                (c)     Liens for Taxes not yet due or being Properly Contested;

                (d) statutory Liens (other than Liens for Taxes or imposed under ERISA) arising in the Ordinary Course of Business, but only if (i) payment of the obligations secured thereby is not yet due or is being Properly Contested, and (ii) such Liens do not materially impair the value or use of the Property or materially impair operation of the business of Borrower or Subsidiary;

                (e) Liens incurred or deposits made in the Ordinary Course of Business to secure the performance of tenders, bids, leases, contracts (except those relating to Borrowed Money), statutory obligations and other similar obligations, or arising as a result of progress payments under government contracts, as long as such Liens are at all times junior to Lender's Liens;

                (f) Liens arising by virtue of a judgment or judicial order against Borrower or Affiliate Guarantor, or any Property of Borrower or Affiliate Guarantor, as long as such Liens are (i) in existence for less than 20

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consecutive  days or being Properly  Contested,  and (ii) at all times junior to
Lender's Liens;

                (g) easements, rights-of-way, restrictions, servitudes, covenants or other agreements of record, and other similar charges or encumbrances on Real Estate, that do not secure any monetary obligation and do not interfere with the Ordinary Course of Business;

                (h) normal and customary rights of setoff upon deposits in favor of depository institutions, and Liens of a collecting bank on Payment Items in the course of collection; and

                (i)     existing Liens shown on Schedule 10.2.2.

                10.2.3. Capital Expenditures. Make Capital Expenditures during any Fiscal Year which, when aggregated with all other Capital Expenditures made during such Fiscal Year by Parent Guarantor and its other Subsidiaries, are in excess of $4,000,000 during such Fiscal Year.

                10.2.4. Distributions. Declare or make any Distributions.

                10.2.5. Restricted Investments. Make any Restricted Investment.

                10.2.6. Disposition of Assets. Make any Asset Disposition, except a Permitted Asset Disposition, a disposition of Equipment under Section 8.4.2, or a transfer of Property by Borrower to Affiliate Guarantor or to Borrower by Affiliate Guarantor.

                10.2.7. Loans. Make any loans or other advances of money to any Person, except (a) advances to an officer or employee for salary, travel expenses, commissions and similar items in the Ordinary Course of Business; (b) prepaid expenses and extensions of trade credit made in the Ordinary Course of Business; and (c) deposits with financial institutions permitted hereunder.

                10.2.8. Restrictions on Payment of Certain Debt. Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any (a) Subordinated Debt, except to the extent permitted under any subordination agreement relating to such Debt (and a Senior Officer of Borrower shall certify to Lender, not less than five Business Days prior to the date of payment, that all conditions under such agreement have been satisfied); or (b) Borrowed Money (other than the Obligations) prior to its due date under the agreements evidencing such Debt as in effect on the Effective Date (or as amended thereafter with the consent of Lender).

                10.2.9. Fundamental Changes. Merge, combine or consolidate with any Person, or liquidate, wind up its affairs or dissolve itself, in each case whether in a single transaction or in a series of related transactions; change its name or conduct business under any fictitious name; change its tax, charter or other organizational identification number; or change its form or state of organization.

                10.2.10. Subsidiaries. Form or acquire any Subsidiary after the Effective Date, except in accordance with Section 10.1.9 and 10.2.5; or permit any existing Subsidiary to issue any additional Equity Interests except director's qualifying shares.

                10.2.11. Organic Documents. Amend, modify or otherwise change any of its Organic Documents as in effect on the Effective Date.

                10.2.12. Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than Parent Guarantor.

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                10.2.13.   Accounting  Changes.  Make  any  material  change  in
accounting treatment or reporting practices, except as required by GAAP and in accordance with Section 1.2; or change its Fiscal Year.

                10.2.14. Restrictive Agreements. Become a party to any Restrictive Agreement, except (a) a Restrictive Agreement as in effect on the Effective Date and shown on Schedule 9.1.16; (b) a Restrictive Agreement relating to secured Debt permitted hereunder, if such restrictions apply only to the collateral for such Debt; and (c) customary provisions in leases and other contracts restricting assignment thereof.

                10.2.15. Hedging Agreements. Enter into any Hedging Agreement, except to hedge risks arising in the Ordinary Course of Business and not for speculative purposes.

                10.2.16. Conduct of Business. Engage in any business, other than its business as conducted on the Effective Date and any activities incidental thereto.

                10.2.17. Affiliate Transactions. Enter into or be party to any transaction with an Affiliate, except (a) transactions contemplated by the Loan Documents; (b) payment of reasonable compensation to officers and employees for services actually rendered, and loans and advances permitted by Section 10.2.7;
(c) payment of customary directors' fees and indemnities; (d) transactions solely between Borrower and Affiliate Guarantor; (e) transactions with Affiliates that were consummated prior to the Effective Date, as shown on
Schedule 10.2.17; and (f) transactions with Affiliates in the Ordinary Course of Business, upon fair and reasonable terms fully disclosed to Lender and no less favorable than would be obtained in a comparable arm's-length transaction with a non-Affiliate.

                10.2.18. Plans. Become party to any Multiemployer Plan or Foreign Plan, other than any in existence on the Effective Date.

                10.2.19. Amendments to Subordinated Debt. Amend, supplement or otherwise modify any document, instrument or agreement relating to any Subordinated Debt, if such modification (a) increases any required payment of principal or interest; (b) accelerates the date on which any installment of principal or any interest is due, or adds any additional redemption, put or prepayment provisions; (c) shortens the final maturity date or otherwise accelerates amortization; (d) increases the interest rate; (e) increases or adds any fees or charges; (f) modifies any covenant in a manner or adds any representation, covenant or default that is more onerous or restrictive in any material respect for Borrower or Affiliate Guarantor, or that is otherwise materially adverse to Borrower, Affiliate Guarantor or Lender; or (g) results in the Obligations not being fully benefited by the subordination provisions thereof.

                  10.3. Financial Covenants. For so long as either Commitment or any Obligations are outstanding:

                10.3.1. Debt Service Coverage Ratio. Parent Guarantor shall maintain a Debt Service Coverage Ratio of at least (a) 1.05 to 1.0 calculated for the Fiscal Quarter ending on January 31, 2007, (b) 1.15 to 1.0 calculated for the two Fiscal Quarters ending on April 30, 2007, (c) 1.15 to 1.0 calculated for the three Fiscal Quarters ending on June 30, 2007, and (d) 1.15 to 1.0 calculated at the end of each Fiscal Quarter thereafter for the four Fiscal Quarters then ending.

                10.3.2. Tangible Capital Base. Parent Guarantor shall maintain a Tangible Capital Base of not less than $28,000,000, such amount to be increased annually on January 31 of each year commencing January 31, 2007 by an amount equal to fifty percent (50%) of positive net income, if any, for the Fiscal Year then ended, measured quarterly.

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

                10.3.3. Minimum Excess Availability. Borrower shall maintain excess Availability of at least $500,000 at all times.

SECTION 11. GUARANTY OF AFFILIATE GUARANTOR

                  11.1. Guaranty of Payment and Performance. As Affiliate Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit by Lender to Borrower, for value received and hereby acknowledged, and as an inducement to Lender to make the Loans and issue Letters of Credit, Affiliate Guarantor hereby guarantees to the Lender the full and punctual payment when due (whether at stated maturity, by required prepayment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Bankruptcy Code. The Guaranty of Affiliate Guarantor contained herein is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that Lender first attempt to collect any of the Obligations from Borrower or resort to any collateral security or other means of obtaining payment. If an Event of Default shall occur, the obligations of the Affiliate Guarantor hereunder with respect to such Obligations in default shall become immediately due and payable to Lender, without demand or notice of any nature, all of which are expressly waived by the Affiliate Guarantor. Payments by the Affiliate Guarantor hereunder may be required by Lender on any number of occasions.

                  11.2.  Affiliate  Guarantor's  Agreement  to  Pay  Enforcement
Costs, Etc.. Affiliate Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Lender, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with the Obligations, the Guaranty of Affiliate Guarantor contained herein and the enforcement thereof, together with interest on amounts recoverable under this Section 11.2 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in this Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be automatically reduced to such maximum permitted amount.

                  11.3. Waivers by Affiliate Guarantor; Lender's Freedom to Act. Affiliate Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. Affiliate Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Borrower, any other Guarantor or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, Affiliate Guarantor agrees to the provisions of any Loan Document or other instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of Affiliate Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of Lender to assert any claim or demand or to enforce any right or remedy against Borrower, Parent Guarantor or any other entity or other Person primarily or secondarily liable with respect to any of the Obligations; (b) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (c) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation, amendments or modifications of any of the terms or provisions of this Agreement, the Notes, the other Loan Documents, any Hedging Agreements, or any other agreement evidencing, securing or otherwise executed in

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connection  with  any of the  Obligations;  (d) the  addition,  substitution  or release of any entity or other Person primarily or secondarily liable for any Obligation, (e) the adequacy of any rights which Lender may have against any collateral security or other means of obtaining repayment of any of the
Obligations;   (f)  the  impairment  of  any  collateral  securing  any  of  the
Obligations, including without limitation the failure to perfect or preserve any rights which Lender might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (g) any other act or omission which might in any manner or to any extent vary the risk of Affiliate Guarantor or otherwise operate as a release or discharge of Affiliate Guarantor, all of which may be done without notice to Affiliate Guarantor. To the fullest extent permitted by law, Affiliate Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law which would otherwise prevent Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against Affiliate Guarantor before or after Lender's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law which in any other way would otherwise require any election of remedies by Lender.

                  11.4. Unenforceability of Obligations Against Borrower. If for any reason Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from Borrower by reason of Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, the Guaranty contained herein shall nevertheless be binding on Affiliate Guarantor to the same extent as if the Affiliate Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by Affiliate Guarantor.

                  11.5. Subrogation; Subordination. Until the Full Payment of all of the Obligations and any and all other obligations of Borrower to Lender or any Affiliate of Lender, Affiliate Guarantor shall not exercise any rights against Borrower arising as a result of payment by the Parent Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with Lender or such Affiliate in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; Affiliate Guarantor will not claim any setoff, recoupment or counterclaim against Borrower in respect of any liability of Affiliate Guarantor to Borrower; and Affiliate Guarantor waives any benefit of and any right to participate in any collateral security which may be held by Lender or any such Affiliate. The payment of any amounts due with respect to any indebtedness of Borrower now or hereafter owed to Affiliate Guarantor is hereby subordinated to the prior Full Payment of all of the Obligations and any and all other obligations of Borrower to Lender or any Affiliate of Lender. Affiliate Guarantor agrees that, after the occurrence of any Default or Event or Default, Affiliate Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of Borrower to Affiliate Guarantor until Full Payment of all of the Obligations. If, notwithstanding the foregoing sentence, Affiliate Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by Affiliate Guarantor as trustee for Lender and be paid over to Lender on account of the Obligations without affecting in any manner the liability of Affiliate Guarantor under the other provisions of the guaranty contained herein.

                11.6. Termination; Reinstatement. The Guaranty of Affiliate Guarantor contained herein shall remain in full force and effect until Lender is given written notice of Affiliate Guarantor's intention to discontinue the guaranty contained herein, notwithstanding any intermediate or temporary payment

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or settlement of the whole or any part of the Obligations.  No such notice shall be effective unless received and acknowledged by an officer of Lender at the address of Lender for notices set forth in this Agreement. No such notice shall affect any rights of Lender or of any Affiliate of Lender hereunder, including without limitation the rights set forth in Section 11.3 and 11.5, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt, all of which Obligations shall continue to be unconditionally guaranteed by Affiliate Guarantor. All checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of Borrower and drawn on Lender purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by Lender after that date, shall form part of the Obligations and shall continue to be unconditionally guaranteed by Affiliate Guarantor. The Guaranty of Affiliate Guarantor contained herein shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

SECTION 12.       EVENTS OF DEFAULT; REMEDIES ON DEFAULT

                  12.1. Events of Default. Each of the following shall be an "Event of Default" hereunder, if the same shall occur for any reason whatsoever, whether voluntary or involuntary, by operation of law or otherwise:

                (a) Borrower fails to pay any Obligations when due (whether at stated maturity, on demand, upon acceleration or otherwise);

                (b) Any representation, warranty or other written statement of any Obligor made in connection with any Loan Documents or transactions contemplated thereby is incorrect or misleading in any material respect when given;

                (c) Borrower or Affiliate Guarantor breaches or fail to perform any covenant contained in Section 7.3, 7.5, 8.1, 8.2.4, 8.2.5, 10.1.1, 10.1.2, 10.2 or 10.3;

                (d) Any Obligor breaches or fails to perform any other covenant contained in any Loan Documents, and such breach or failure is not cured within 15 days after a Senior Officer of such Obligor has knowledge thereof or receives notice thereof from Lender, whichever is sooner; provided, however, that such notice and opportunity to cure shall not apply if the breach or failure to perform is not capable of being cured within such period or is a willful breach by an Obligor;

                (e) Parent Guarantor, Affiliate Guarantor or any other Guarantor repudiates, revokes or attempts to revoke its Guaranty; any Obligor denies or contests the validity or enforceability of any Loan Documents or Obligations, or the perfection or priority of any Lien granted to Lender; or any Loan Document ceases to be in full force or effect for any reason (other than a waiver or release by Lender);

                (f) Any breach or default of an Obligor occurs under any document, instrument or agreement to which it is a party or by which it or any of its Properties is bound, relating to any Debt (other than the Obligations) in excess of $100,000, if the maturity of or any payment with respect to such Debt may be accelerated or demanded due to such breach;

                (g) Any judgment or order for the payment of money is entered against an Obligor in an amount that exceeds, individually or cumulatively with all unsatisfied judgments or orders against all Obligors,

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$250,000 (net of any insurance coverage therefor  acknowledged in writing by the insurer), unless a stay of enforcement of such judgment or order is in effect, by reason of a pending appeal or otherwise;

                (h) Any loss, theft, damage or destruction occurs with respect to any Collateral if the amount not covered by insurance exceeds $250,000;

                (i) Any Obligor is enjoined, restrained or in any way prevented by any Governmental Authority from conducting any material part of its business; any Obligor suffers the loss, revocation or termination of any material license, permit, lease or agreement necessary to its business; there is a cessation of any material part of an Obligor's business for a material period of time; any material Collateral or Property of an Obligor is taken or impaired through condemnation; any Obligor agrees to or commences any liquidation, dissolution or winding up of its affairs; or any Obligor ceases to be Solvent;

                (j) Any Insolvency Proceeding is commenced by any Obligor; an Insolvency Proceeding is commenced against any Obligor and: such Obligor consents to the institution of the proceeding against it, the petition commencing the proceeding is not timely controverted by such Obligor, such petition is not dismissed within 30 days after its filing, or an order for relief is entered in the proceeding; a trustee (including an interim trustee) is appointed to take possession of any substantial Property of or to operate any of the business of any Obligor; or any Obligor makes an offer of settlement, extension or composition to its unsecured creditors generally;

                (k) A Reportable Event occurs that constitutes grounds for termination by the Pension Benefit Guaranty Corporation of any Multiemployer Plan or appointment of a trustee for any Multiemployer Plan; any Multiemployer Plan is terminated or any such trustee is requested or appointed; any Obligor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from any withdrawal therefrom; or any event similar to the foregoing occurs or exists with respect to a Foreign Plan;

                (l) Any Obligor or any of its Senior Officers is criminally indicted or convicted for (i) a felony committed in the conduct of such Obligor's business, or (ii) any state or federal law (including the Controlled Substances Act, Money Laundering Control Act of 1986 and Illegal Exportation of War Materials Act) that could lead to forfeiture of any material Property or any Collateral; or

                (m) A Change of Control occurs; or any event occurs or condition exists that has a Material Adverse Effect.

                  12.2. Remedies upon Default. If an Event of Default described in Section 12.1(j) occurs with respect to any Obligor, then to the extent permitted by Applicable Law, all Obligations shall become automatically due and payable and the Commitments shall terminate, without any action by Lender or notice of any kind. In addition, or if any other Event of Default exists, Lender may in its discretion do any one or more of the following from time to time:

                (a) declare any Obligations immediately due and payable, whereupon they shall be due and payable without diligence, presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrower to the fullest extent permitted by law;

                (b) terminate, reduce or condition either or both of the Commitments, or make any adjustment to the Borrowing Base;

                (c)     require  Borrower  to Cash Collateralize LC Obligations,

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

Bank Product Debt and other Obligations that are contingent or not yet due and payable, and, if Borrower fails promptly to deposit such Cash Collateral, Lender may advance the required Cash Collateral as Revolver Loans (whether or not an Overadvance exists or is created thereby, or the conditions in Section 6 are satisfied); and

                (d) exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC. Such rights and remedies include the rights to
(i) take possession of any Collateral; (ii) require Borrower or Affiliate Guarantor to assemble Collateral, at Borrower's and Affiliate's Guarantor's expense, and make it available to Lender at a place designated by Lender; (iii) enter any premises where Collateral is located and store Collateral on such premises until sold (and if the premises are owned or leased by any Obligor, such Obligor agrees not to charge for such storage); and (iv) sell or otherwise dispose of any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale, with such notice as may be required by Applicable Law, in lots or in bulk, at such locations, all as Lender, in its discretion, deems advisable. Borrower and Affiliate Guarantor agrees that 10 days notice of any proposed sale or other disposition of Collateral by Lender shall be reasonable. Lender shall have the right to conduct such sales on any Obligor's premises, without charge, and such sales may be adjourned from time to time in accordance with Applicable Law. Lender shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit or any combination thereof, and Lender may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may set off the amount of such price against the Obligations.

                  12.3. License. Lender is hereby granted an irrevocable, non-exclusive license or other right to use, license or sub-license (without payment of royalty or other compensation to any Person) any or all Intellectual Property of Borrower and Affiliate Guarantor, computer hardware and software, trade secrets, brochures, customer lists, promotional and advertising materials, labels, packaging materials and other Property, in advertising for sale, marketing, selling, collecting, completing manufacture of, or otherwise exercising any rights or remedies with respect to, any Collateral. Borrower's and Affiliate Guarantor's rights and interests under Intellectual Property shall inure to Lender's benefit.

                  12.4. Setoff. Lender and its Affiliates are each authorized by Borrower and Affiliate Guarantor at any time during an Event of Default, without notice to Borrower, Affiliate Guarantor or any other Person, to set off and to appropriate and apply any deposits (general or special), funds, claims, obligations, liabilities or other Debt at any time held or owing by Lender or any such Affiliate to or for the account of Borrower or Affiliate Guarantor against any Obligations, whether or not demand for payment of such Obligation has been made, any Obligations have been declared due and payable, are then due, or are contingent or unmatured, or the Collateral or any guaranty or other security for the Obligations is adequate.

                  12.5. Remedies Cumulative; No Waiver.

                12.5.1. Cumulative Rights. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of each Obligor contained in the Loan Documents are cumulative and not in derogation or substitution of each other. In particular, the rights and remedies of Lender are cumulative, may be exercised at any time and from time to time, concurrently or in any order, and shall not be exclusive of any other rights or remedies that Lender may have, whether under any agreement, by law, at equity or otherwise.

                12.5.2. Waivers. The failure or delay of Lender to require strict performance by any Obligor with any terms of the Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise, shall

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

not operate as a waiver thereof nor as establishment of a course of dealing. All rights and remedies shall continue in full force and effect until Full Payment of all Obligations. No modification of any terms of any Loan Documents (including any waiver thereof) shall be effective, unless such modification is specifically provided in a writing directed to Borrower and Affiliate Guarantor and executed by Lender, and such modification shall be applicable only to the matter specified. No waiver of any Default or Event of Default shall constitute a waiver of any other Default or Event of Default that may exist at such time, unless expressly stated. If Lender accepts performance by any Obligor under any Loan Documents in a manner other than that specified therein, or during any Default or Event of Default, or if Lender shall delay or exercise any right or remedy under any Loan Documents, such acceptance, delay or exercise shall not operate to waive any Default or Event of Default nor to preclude exercise of any other right or remedy. It is expressly acknowledged by Borrower and Affiliate Guarantor that any failure of any financial covenant to be satisfied on a measurement date shall not be cured or remedied by satisfaction of such covenant on a subsequent date.

SECTION 13. BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

                  13.1. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, Affiliate Guarantor, Lender and their respective successors and assigns, except that neither Borrower nor Affiliate Guarantor shall have the right to assign its rights or delegate its obligations under any Loan Documents.

                  13.2. Assignments and Participations. Borrower and Affiliate Guarantor hereby consents to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignments. Borrower and Affiliate Guarantor agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Nothing herein shall limit the right of Lender to pledge or assign any rights under the Loan Documents to
(i) any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank, or (ii) counterparties to swap agreements relating to any Loans; provided, however, that any payment by Borrower to Lender in respect of any Obligations assigned as described in this sentence shall satisfy Borrower's obligations hereunder to the extent of such payment, and no such assignment shall release Lender from its obligations hereunder.

SECTION 14. MISCELLANEOUS

                  14.1. Amendments and Waivers.

                14.1.1. Amendment. No modification of any Loan Document, including any extension or amendment of a Loan Document or any waiver of a Default or Event of Default, shall be effective without the prior written agreement of Lender and each Obligor party to such Loan Document.

                14.1.2. Limitations. No Affiliate of Lender that is party to a Bank Product agreement shall have any other right to consent to or participate in any manner in modification of any other Loan Document. The making of any Loans during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default, nor to establish a

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

course of dealing. Any waiver or consent granted by Lender hereunder shall be effective only if in writing, and then only in the specific instance and for the specific purpose for which it is given.

                  14.2. Indemnity. BORROWER AND AFFILIATE GUARANTOR SHALL JOINTLY AND SEVERALLY INDEMNIFY AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE, INCLUDING CLAIMS ARISING FROM THE NEGLIGENCE OF AN INDEMNITEE. In no event shall any party to a Loan Document have any obligation thereunder to indemnify or hold harmless an Indemnitee with respect to a Claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Indemnitee.

                  14.3. Notices and Communications.

                14.3.1. Notice Address. Subject to Section 4.1.2 and 4.2.2, all notices, requests and other communications by or to a party hereto shall be in writing and shall be given to Borrower and/or Affiliate Guarantor, at Borrower's and/or Affiliate Guarantor's address shown on the signature pages hereof, and to any other Person at its address shown on the signature pages hereof, or at such other address as a party may hereafter specify by notice in accordance with this
Section 14.3. Each such notice, request or other communication shall be effective only (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three Business Days after deposit in the U.S. mail, with first-class postage pre-paid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged. Notwithstanding the foregoing, no notice to Lender pursuant to Section 2.1.4, 2.3, 3.1.2, 4.1.1 or 5.3.3 shall be effective until received by the individual to whose attention at Lender such notice is required to be sent unless such notice is sent to and received by Laurie Girmard at her address at Lender at TD Banknorth, N.A., 5 Commerce Park Drive, Bedford, New Hampshire 03110 or by facsimile transmission at (603) 621-0217. Any written notice, request or other communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party.

                14.3.2. Electronic Communications; Voice Mail. Electronic mail and internet websites may be used only for routine communications, such as financial statements, Borrowing Base Certificates and other information required by Section 10.1.2, administrative matters, distribution of Loan Documents for execution, and matters permitted under Section 4.1.2 and 4.2.2. Lender makes no assurances as to the privacy and security of electronic communications. Electronic and voice mail may not be used as effective notice under the Loan Documents.

                14.3.3. Non-Conforming Communications. Lender may rely upon any notices purportedly given by or on behalf of Borrower or Affiliate Guarantor even if such notices were not made in a manner specified herein, were incomplete or were not confirmed, or if the terms thereof, as understood by the recipient, varied from a later confirmation. Borrower and Affiliate Guarantor shall jointly and severally indemnify and hold harmless each Indemnitee from any liabilities, losses, costs and expenses arising from any telephonic communication purportedly given by or on behalf of Borrower or Affiliate Guarantor.

                  14.4.  Performance  of  Obligations.   Lender   may,  in   its
discretion at any time and from time to time, at Borrower's and Affiliate Guarantor's joint and several expense, pay any amount or do any act required of any Obligor under any Loan Documents or otherwise lawfully requested by Lender to (a) enforce any Loan Documents or collect any Obligations, in each case in a commercially reasonable manner; (b) protect, insure, maintain or realize upon any Collateral; or (c) defend or maintain the validity or priority of Lender's Liens in any Collateral, including any payment of a judgment, insurance premium,

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warehouse  charge,  finishing or processing  charge,  or landlord  claim, or any discharge of a Lien. All payments, costs and expenses (including Extraordinary Expenses) of Lender under this Section shall be reimbursed to Lender by Borrower and Affiliate Guarantor, on demand, with interest from the date incurred to the date of payment thereof at the Default Rate applicable to Prime Rate Loans. Any payment made or action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default or to exercise any other rights or remedies under the Loan Documents.

                  14.5. Credit Inquiries. Borrower and Affiliate Guarantor hereby authorizes Lender (but Lender shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning Borrower or Affiliate Guarantor.

                  14.6. Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of the Loan Documents shall remain in full force and effect.

                  14.7. Cumulative Effect; Conflict of Terms. The provisions of the Loan Documents are cumulative. The parties acknowledge that the Loan
Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and they agree that these are cumulative and that each must be performed as provided. Except as otherwise specifically provided in another Loan Document (by specific reference to the applicable provision of this Agreement), if any provision contained herein is in direct conflict with any provision in another Loan Document, the provision herein shall govern and control.

                  14.8. Counterparts; Facsimile Signatures. Any Loan Document may be executed in counterparts, each of which taken together shall constitute one instrument. Loan Documents may be executed and delivered by facsimile, and they shall have the same force and effect as manually signed originals. Lender may require confirmation by a manually-signed original, but failure to request or deliver same shall not limit the effectiveness of any facsimile signature.

                  14.9. Entire Agreement. Time is of the essence of the Loan Documents. The Loan Documents embody the entire understanding of the parties with respect to the subject matter thereof and supersede all prior understandings regarding the same subject matter.

                  14.10. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

                  14.11. CONSENT TO FORUM. BORROWER AND AFFILIATE GUARANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER CONNECTICUT, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, BORROWER AND AFFILIATE GUARANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT'S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. Nothing herein shall limit the right of Lender to bring proceedings against any Obligor in any other court. Nothing in this Agreement shall be deemed to preclude enforcement

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by Lender of any judgment or order obtained in any forum or jurisdiction.

                  14.12. CERTAIN WAIVERS BY BORROWER. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND AFFILIATE GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (A) ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION, ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY HEDGING AGREEMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND HEDGING AGREEMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER OR AFFILIATE GUARANTOR MAY IN ANY WAY BE LIABLE, AND HEREBY RATIFIES ANYTHING LENDER MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY RIGHTS OR REMEDIES; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Borrower and Affiliate Guarantor acknowledges that the foregoing waivers are a material inducement to Lender entering into this Agreement and that Lender is relying upon the foregoing in its dealings with Borrower and Affiliate Guarantor. Borrower and Affiliate Guarantor has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  14.13. Patriot Act Notice. Lender hereby notifies Borrower and Affiliate Guarantor that pursuant to the requirements of the Patriot Act, Lender is required to obtain, verify and record information that identifies Borrower and Affiliate Guarantor, including its legal name, address, tax ID number and other information that will allow Lender to identify it in accordance with the Patriot Act. Lender will also require information regarding each personal guarantor, if any, and may require information regarding Borrower's or Affiliate Guarantor's management and owners, such as legal name, address, social security number and date of birth.

                  14.14. NO ORAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

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

                  14.15. COMMERICAL TRANSACTION; PREJUDGEMENT REMEDY WAIVER. BORROWER AND AFFILIATE GUARANTOR REPRESENT, WARRANT AND ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE A PART IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF CONNECTICUT GENERAL STATUTES, AS AMENDED. BORROWER AND AFFILIATE GUARANTOR HEREBY WAIVE THEIR RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS AND THE HEDGING AGREEMENTS. MORE SPECIFICALLY, BORROWER AND AFFILIATE GUARANTOR ACKNOWLEDGE THAT LENDER' ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. ss.52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. BORROWER AND AFFILIATE GUARANTOR ACKNOWLEDGE AND RESERVE THEIR RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND LENDER ACKNOWLEDGES BORROWER'S AND AFFILIATE GUARANTOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. BORROWER AND AFFILIATE GUARANTOR FURTHER WAIVE THEIR RIGHTS TO REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER OR AFFILIATE GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER AND WAIVE ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY THE LENDER.

                  14.16. Effective Date. This Agreement shall become effective among the parties hereto as of the Effective Date. Until the Effective Date, the terms of the Original LSA shall remain in full force and effect.

                  14.17. Restatement. This Agreement amends, restates and supersedes the Original LSA. All references in the Loan Documents or any other document or instrument executed or delivered in connection therewith to the Original LSA shall hereafter be deemed to be references to this Agreement. It is the intention of the parties hereto that this Agreement shall not constitute a novation or discharge of the indebtedness evidenced by the Original LSA, nor shall this Agreement affect or impair the priority of the security interests and mortgages created by the Original LSA, it being the intention of the parties hereto to preserve all security interests and mortgages securing payment of the Obligations, which security interests and mortgages are acknowledged by Borrower to be valid and subsisting against the Collateral.

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         IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

                                             BORROWER:
                                             ---------

                                             AEROSPACE PRODUCTS INTERNATIONAL,
                                             INC.


                                          By: /s/ Aaron P. Hollander
                                              ----------------------------------
                                        Name: Aaron P. Hollander
                                       Title: Chief Executive Officer


                                             AFFILIATE GUARANTOR:
                                             -------------------

                                             AEROSPACE PRODUITS INTERNATIONAL
                                             LTEE


                                          By: /s/ Aaron P. Hollander
                                              ----------------------------------


                                             LENDER:
                                             -------

                                             TD BANKNORTH, N.A.


                                          By: /s/ Charles C. Thomas
                                              ----------------------------------
                                        Name: Charles C. Thomas
                                       Title: Senior Vice President

                                    EXHIBIT A
                                       to
             Second Amended and Restated Loan and Security Agreement

                                 (see attached)

                                    EXHIBIT B
                                       to
             Second Amended and Restated Loan and Security Agreement

                                 (see attached)

                                    EXHIBIT C
                                       to
             Second Amended and Restated Loan and Security Agreement

                                 (see attached)

                                  SCHEDULE 8.5
                                       to
             Second Amended and Restated Loan and Security Agreement


                                DEPOSIT ACCOUNTS


Borrower:


--------------------------------------------------------------------------------
     Depository Bank             Type of Account             Account Number
--------------------------------------------------------------------------------

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Affiliate Guarantor:


--------------------------------------------------------------------------------
     Depository Bank             Type of Account             Account Number
--------------------------------------------------------------------------------

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

                                 SCHEDULE 8.6.1
                                       to
             Second Amended and Restated Loan and Security Agreement


                               BUSINESS LOCATIONS


1.      Borrower currently has the following business locations, and no others:

        Chief Executive Office:

        Other Locations:


2. Borrower maintains its books and records relating to Accounts and General Intangibles at:




3. Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:




4. Affiliate Guarantor currently has the following business locations, and no others:

        Chief Executive Office:

        Other Locations:


5. Affiliate Guarantor maintains its books and records relating to Accounts and General Intangibles at:


6. Affiliate Guarantor has had no office, place of business or agent for process located in any county other than as set forth above, except:


7. The following bailees, warehouseman, similar parties and consignees hold inventory of Borrower or Affiliate Guarantor:

--------------------------------------------------------------------------------
                            Nature of
Name and Address of Party  Relationship  Amount of Inventory  Owner of Inventory
-------------------------  ------------  -------------------  ------------------

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--------------------------------------------------------------------------------

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


                                 SCHEDULE 9.1.4
                                       to
             Second Amended and Restated Loan and Security Agreement


                           NAMES AND CAPITAL STRUCTURE


1. The corporate names, jurisdictions of incorporation, and authorized and issued Equity Interests of each Obligor are as follows:


--------------------------------------------------------------------------------
                                         Number and Class       Number and Class
        Name          Jurisdiction     of Authorized Shares     of Issued Shares
        ----          ------------     --------------------     ----------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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2.      The record holders of Equity Interests of each Obligor are as follows:

--------------------------------------------------------------------------------
        Name        Class of Stock     Number of Shares      Record Owner
        ----        --------------     ----------------      ------------

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3.      All agreements binding on holders of Equity Interests of any Obligor with respect to such interests are as follows:




4. The name of each Affiliate of Borrower and Affiliate Guarantor and the nature of the affiliation are as follows:

                                 SCHEDULE 9.1.5
                                       to
             Second Amended and Restated Loan and Security Agreement


                           FORMER NAMES AND COMPANIES


1. Each Obligor's correct corporate name, as registered with the Secretary of State of its state of incorporation (or the like), is shown on
        Schedule 9.1.4.

2. In the conduct of their businesses during five years preceding the Effective Date, Obligors have used the following names:

--------------------------------------------------------------------------------
            Entity                      Fictitious, Trade or Other Name
            ------                      -------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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3.      In the five years preceding the Effective Date, no Obligor has been the surviving corporation of a merger or combination, except:



4. In the five years preceding the Effective Date, no Obligor has acquired any substantial part of the assets of any Person, except:

                                 SCHEDULE 9.1.12
                                       to
             Second Amended and Restated Loan and Security Agreement


                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES


1.      Borrower's and Affiliate Guarantor's patents:

--------------------------------------------------------------------------------
Patent          Owner         Status in           Federal         Registration
------          -----       Patent Office       Registration          Date
                            -------------          Number         ------------
                                                ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.      Borrower's and Affiliate Guarantor's trademarks:


--------------------------------------------------------------------------------
Trademark       Owner         Status in           Federal         Registration
---------       -----      Trademark Office     Registration          Date
                           ----------------        Number         ------------
                                                ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.      Borrower's and Affiliate Guarantor's copyrights:


--------------------------------------------------------------------------------
Copyrights      Owner         Status in           Federal         Registration
----------      -----      Copyright Office     Registration          Date
                           ----------------        Number         ------------
                                                ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Borrower's and Affiliate Guarantor's licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

--------------------------------------------------------------------------------
Licensor       Description of License     Term of License     Royalties Payable
--------       ----------------------     ---------------     -----------------


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--------------------------------------------------------------------------------

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



                                 SCHEDULE 9.1.15
                                       to
             Second Amended and Restated Loan and Security Agreement


                              ENVIRONMENTAL MATTERS
                              ---------------------

                                 SCHEDULE 9.1.16
                                       to
             Second Amended and Restated Loan and Security Agreement


                             RESTRICTIVE AGREEMENTS
                             ----------------------


--------------------------------------------------------------------------------
       Entity                     Agreement               Restrictive Provisions
       ------                     ---------               ----------------------

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--------------------------------------------------------------------------------

                                 SCHEDULE 9.1.17
                                       to
             Second Amended and Restated Loan and Security Agreement


                                   LITIGATION
                                   ----------

1.      Proceedings and investigations pending against Borrower or Affiliate
        Guarantor:


--------------------------------------------------------------------------------
Title of Action  Nature of Action  Complaining Parties  Jurisdiction or Tribunal
---------------  ----------------  -------------------  ------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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2.      The only threatened proceedings or investigations of which Borrower or
        Affiliate Guarantor is aware are as follows:

                                 SCHEDULE 9.1.19
                                       to
             Second Amended and Restated Loan and Security Agreement


                                  PENSION PLANS
                                  -------------

1.      Borrower and Affiliate Guarantor have the following Multiemployer Plans:

--------------------------------------------------------------------------------
                Party                    Type of Multiemployer Plan
                -----                    --------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


2.      Borrower and Affiliate Guarantor have the following Foreign Plans:

--------------------------------------------------------------------------------
                Party                       Description of Plan
                -----                       -------------------

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



                                 SCHEDULE 9.1.21
                                       to
             Second Amended and Restated Loan and Security Agreement


                                 LABOR CONTRACTS
                                 ---------------

Borrower and Affiliate Guarantor are party to the following collective bargaining agreements, management agreements and consulting agreements:

--------------------------------------------------------------------------------
     Parties             Type of Agreement            Term of Agreement
     -------             -----------------            -----------------


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 SCHEDULE 10.2.2
                                       to
             Second Amended and Restated Loan and Security Agreement


                                 EXISTING LIENS
                                 --------------

                                SCHEDULE 10.2.17
                                       to
             Second Amended and Restated Loan and Security Agreement


                         EXISTING AFFILIATE TRANSACTIONS
                         -------------------------------